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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1.	Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

December 31, 2018

Baron Funds®

Baron Select Funds

Annual Financial Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund (the “Funds”) for the year ended December 31, 2018. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 26, 2019	Peggy Wong Treasurer and Chief Financial Officer February 26, 2019

This Annual Financial Report is for the following nine series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	(2.01)%	10.28%	7.55%	14.67%	12.25%
Baron Partners Fund — Institutional Shares[1,2,3,4]	(1.75)%	10.56%	7.83%	14.96%	12.35%
Baron Partners Fund — R6 Shares[1,2,3,4]	(1.75)%	10.56%	7.83%	14.96%	12.35%
Russell Midcap Growth Index[1]	(4.75)%	8.59%	7.42%	15.12%	9.20%
S&P 500 Index[1]	(4.38)%	9.26%	8.49%	13.12%	9.16%

[1]

The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2018 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Total Investments
Tesla, Inc.	14.5%
CoStar Group, Inc.	11.6%
Vail Resorts, Inc.	7.6%
Arch Capital Group Ltd.	7.4%
Hyatt Hotels Corp.	6.9%
IDEXX Laboratories, Inc.	6.6%
FactSet Research Systems, Inc.	6.0%
Space Exploration Technologies Corp.	5.0%
The Charles Schwab Corp.	4.7%
Gartner, Inc.	4.3%

74.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Partners Fund1 declined 2.01%, outperforming the Russell Midcap Growth Index, which declined 4.75%.

The Fund has performed well since its conversion into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2018, the Fund gained an annualized 12.43% versus an annualized 10.61% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.25%* compared to an annualized 9.20% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After a volatile start to the year, the markets posted mostly positive returns for the second and third quarters of 2018, buoyed by strong corporate earnings results and economic data. Investor sentiment took an abrupt turn in the fourth quarter as projections of a slowdown in economic momentum and corporate earnings growth, coupled with rising interest rates, helped spur a sell-off that lasted through much of the rest of the year. The U.S.-China trade dispute and partial federal government shutdown also put pressure on markets and 2018 ended as the worst year for U.S. stocks since 2008.

At the sector level, the Fund’s investments in Information Technology and Health Care contributed to performance. Financials, Real Estate, and Consumer Discretionary detracted in the period.

CoStar Group, Inc., a real estate information and marketing services company, was the top contributor in 2018. Share appreciation was driven by consistently robust financial results. Business trends are excellent, and we are excited about the successful integration of ForRent into the Apartments.com network. We foresee sustained 20% growth in the multi-family market, and we expect the company to begin raising prices given its unique competitive position in commercial real estate data. Over time, we believe CoStar has an even larger opportunity to optimize its Premium Lister product.

Marriott Vacations Worldwide Corp., a manager and seller of timeshare resorts, was the largest detractor in 2018. Shares fell due to investor concerns over the possible end of the business cycle and the effects of a potential recession on the company’s earnings. Data from Marriott’s Interval Leisure acquisition also drove the decline, despite being in line with the company’s expectations. We believe Marriott should grow as it integrates Interval Leisure and generates strong cash flow for debt reduction and share buybacks, especially with the stock trading at double-digit free cash flow yields.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor macro developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	3.75%	9.69%	5.68%	12.24%	10.61%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	4.07%	9.98%	5.95%	12.50%	10.72%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	4.07%	10.00%	5.96%	12.51%	10.73%
Russell 2500 Growth Index[1]	(7.47)%	8.11%	6.19%	14.76%	7.30%
S&P 500 Index[1]	(4.38)%	9.26%	8.49%	13.12%	8.04%

[1]

The indexes are unmanaged. The Russell 2500™ Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2018 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
Tesla, Inc.	14.7%
Vail Resorts, Inc.	14.1%
CoStar Group, Inc.	11.6%
Hyatt Hotels Corp.	11.3%
FactSet Research Systems, Inc.	7.4%
Iridium Communications Inc.	6.9%
Choice Hotels International, Inc.	5.3%
Manchester United plc	5.1%
Benefitfocus, Inc.	5.0%
Space Exploration Technologies Corp.	5.0%

86.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Focused Growth Fund1 appreciated 3.75%, outperforming the Russell 2500 Growth Index, which declined 7.47%.

Since its inception on May 31, 1996 through December 31, 2018, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 10.61%*, compared to an annualized 7.30% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After a volatile start to the year, the markets posted mostly positive returns for the second and third quarters of 2018, buoyed by strong corporate earnings results and economic data. Investor sentiment took an abrupt turn in the fourth quarter as projections of a slowdown in economic momentum and corporate earnings growth, coupled with rising interest rates, helped spur a sell-off that lasted through much of the rest of the year. The U.S.-China trade dispute and partial federal government shutdown also put pressure on markets and 2018 ended as the worst year for U.S. stocks since 2008.

At the sector level, the Fund’s investments in Information Technology, Communication Services, and Industrials contributed to performance. Consumer Discretionary, Financials, and Health Care were the largest detractors in the period.

The largest contributor was Iridium Communications Inc., a leading provider of mobile voice and data communications services, and the only commercial provider offering true global coverage. Following years of investments, Iridium successfully launched 65 of its 75 new satellites into orbit, reducing execution and liquidity risks and resulting in strong stock appreciation. In addition, the company received a key certification, increasing its ability to compete in Maritime. We believe the positive development and higher valuation of Iridium subsidiary Aireon LLC create additional value for Iridium shareholders.

The largest detractor was Red Rock Resorts, Inc., a regional casino operator with assets mainly in the Las Vegas locals market. Shares declined due to investor concerns over a slowdown in traffic at its casinos and the start of a potential recession. However, the market has rebounded from a lackluster summer and the Las Vegas economy looks strong for 2019. While the company is levered due to renovations at two casinos, we believe it should be able to pay down debt after their completion in the third quarter of 2019.

We remain optimistic about the long-term environment for U.S. equities. While we monitor geopolitical and other developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish positions in small- and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Ten Years and Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares [1,2]	(17.90)%	4.38%	2.37%	9.25%
Baron International Growth Fund — Institutional Shares[1,2,3]	(17.68)%	4.64%	2.63%	9.52%
Baron International Growth Fund — R6 Shares [1,2,3]	(17.68)%	4.64%	2.63%	9.52%
MSCI ACWI ex USA Index[1]	(14.20)%	4.48%	0.68%	6.57%
MSCI ACWI ex USA IMI Growth Index[1]	(14.96)%	4.01%	1.76%	7.47%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI ex USA Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2018 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
AstraZeneca PLC	2.9%
argenx SE	2.6%
Nokia Corporation	2.5%
Danone SA	2.2%
Constellation Software, Inc.	2.2%
Mellanox Technologies Ltd.	2.1%
Golar LNG Ltd.	1.8%
Linde Public Limited Company	1.6%
Aena SME, S.A.	1.6%
Abcam plc	1.6%

21.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron International Growth Fund1 declined 17.90%, underperforming the MSCI ACWI ex USA Index, which fell 14.20%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a strong 2017, international equities reversed course in 2018, pressured by several macro headwinds. The broad withdrawal of liquidity, trade tensions, and uncertainty around political and reform momentum in several key countries weighed on performance throughout much of the year. In early October, the U.S. equity markets began to experience the impact of the global liquidity and protectionist squeeze, setting up what we believe was a significant bottom in international assets. As the year drew to an end, international indexes outperformed the U.S. and global indexes for the first time in several quarters.

On a country basis, holdings in Israel, the Netherlands, and Italy contributed the most to performance. Investments in Japan, U.K., and Canada were the biggest detractors.

On a sector basis, no sector contributed. Investments in Financials, Consumer Discretionary, and Energy detracted the most in the period.

The top contributor was Wix.com Ltd., an Israeli internet company helping micro businesses build and maintain websites and streamline business operations. With over 130 million registered users and over 3.5 million premium subscribers, Wix is the industry leader. Shares of Wix contributed to performance in 2018 as new product introductions drove continued rapid growth. We retain conviction in Wix due to its large market opportunity, its strong cohort economics, and its brand name and innovative culture.

RIB Software SE was the largest detractor in the period. Shares of this German software company servicing the construction industry declined after management raised equity without communicating appropriately and failed to update the market on the progress of new initiatives. Shares continued to suffer after joint partner Flextronic exited a key initiative. We retain conviction, as RIB is deploying funds from its equity raise into relationships we think can help expand the company’s addressable customer base.

While we believe unconventional U.S. foreign policy initiatives have driven international equity risk premium higher and earnings multiples lower in the short term, we are encouraged by several emerging bright spots. Should the outlook for foreign and trade policy reduce pressure on China, and Federal Reserve policy shift to a marginally more accommodative stance, we believe many of our existing investments offer material upside from current levels. As always, we believe that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX, MSCI US REIT INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2]	(22.22)%	(0.04)%	2.12%	11.03%
Baron Real Estate Fund — Institutional Shares [1,2]	(22.04)%	0.22%	2.38%	11.31%
Baron Real Estate Fund — R6 Shares[1,2,3]	(22.03)%	0.23%	2.39%	11.31%
MSCI USA IMI Extended Real Estate Index[1]	(10.73)%	4.48%	6.59%	10.74%
MSCI US REIT Index[1]	(5.83)%	1.53%	6.43%	9.14%
S&P 500 Index[1]	(4.38)%	9.26%	8.49%	11.73%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2018 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Asset
American Tower Corp.	7.3%
CBRE Group, Inc.	6.4%
Equinix, Inc.	6.3%
InterXion Holding N.V.	5.2%
MGM Resorts International	4.6%
Lowe’s Companies, Inc.	4.1%
Brookfield Asset Management, Inc.	3.7%
Home Depot, Inc.	3.6%
D.R. Horton, Inc.	3.4%
Americold Realty Trust	2.8%

47.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Real Estate Fund1 declined 22.22%, trailing the MSCI USA IMI Extended Real Estate Index, which fell 10.73%. Since its inception on December 31, 2009 through December 31, 2018, the Fund has slightly outperformed its index, generating an annualized return of 11.03%, compared with an annualized return of 10.74% for the index.

Baron Real Estate Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2018 was a challenging year for many of the real estate and real estate-related companies in which the Fund invests. In particular, the spike in U.S. interest rates and the Federal Reserve’s increasingly assertive removal of monetary accommodation sparked a negative correction in the real estate market, with housing-related securities such as homebuilders, building product/services companies, home center retailers, and construction materials companies especially hard hit.

Our investments in tower operators & wireless telecommunication services contributed to performance. Holdings in the building products/services, casinos & gaming operators, and hotels & leisure categories were the largest detractors.

The top contributor was American Tower Corp. Shares of this global owner of wireless towers rose as continued network build activity boosted the company’s rising financial momentum. We believe American Tower’s balance sheet and in-country scale afford it the best growth opportunities of any major tower company globally.

The top detractor was Macquarie Infrastructure Corporation, which owns a diversified group of U.S. infrastructure assets. Shares fell during the period held following a 30% dividend cut and projected declines in free cash flow in 2018 after several contract cancellations within its liquid storage segment. We exited our position in February due to the impairment of growth visibility and uncertainty surrounding contract cancellations.

While the outlook for real estate is more scrutinized than in the early stages of the economic and real estate recovery (i.e., economic growth is tempering, commercial real estate construction activity has increased, lenders are requiring wider credit spreads, and the Federal Reserve continues to monitor conditions that might lead to a pullback from 10 years of monetary accommodation), we maintain a favorable outlook because our research continues to confirm that the opportunities for real estate outweigh the caveats identified above. Absent a recession, our sense is that business prospects for many categories of real estate will remain positive.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Since Inception (December 31, 2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	(18.67)%	5.80%	1.71%	3.05%
Baron Emerging Markets Fund — Institutional Shares[1,2]	(18.49)%	6.06%	1.96%	3.30%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	(18.47)%	6.09%	1.98%	3.31%
MSCI EM Index[1]	(14.58)%	9.25%	1.65%	0.24%
MSCI EM IMI Growth Index[1]	(18.44)%	7.70%	2.22%	0.95%

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and the Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2018 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
Tencent Holdings Limited	3.3%
Alibaba Group Holding Limited	2.4%
Taiwan Semiconductor Manufacturing Company Ltd.	2.4%
China Tower Corporation Limited	2.3%
Samsung Electronics Co., Ltd.	2.3%
Petróleo Brasileiro S.A. — Petrobras	2.1%
China Mobile Ltd.	1.7%
KIA Motors Corporation	1.7%
Rumo S.A.	1.7%
WH Group Limited	1.6%

21.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Emerging Markets Fund1 declined 18.67%, underperforming the MSCI EM Index, which fell 14.58%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a strong 2017, emerging markets reversed course in 2018, pressured by several macro headwinds. The broad withdrawal of liquidity, trade tensions, and uncertainty around political and reform momentum in several key emerging market countries weighed on performance throughout much of the year. In early October, the U.S. equity markets began to experience the impact of the global liquidity and protectionist squeeze, setting up what we believe was a significant bottom in emerging market assets. As the year drew to an end, emerging markets outperformed the U.S. and global indexes for the first time in several quarters.

On a country basis, Taiwan and Hungary contributed the most to performance, while China, India, and Korea were the largest detractors.

On a sector basis, no sector contributed, while Financials, Communication Services, and Information Technology detracted the most.

China Tower Corp. Limited was the largest contributor. Following China Tower’s IPO over the summer, shares appreciated as fears of a merger between two important customers eased. China Tower is the largest owner of wireless towers globally, with dominant market share in China. We continue to believe the company will be a major beneficiary of the 5G network build in China. In addition, we think that despite offering deflationary pricing terms to customers, China Tower should be able to compound value in the double-digit range for more than five years.

Kangde Xin Composite Material Group Co., Ltd. was the largest detractor. Kangde is a leading specialty film producer based in China. Shares fell largely due to a weak Chinese macro environment that led to slow growth in downstream industries. In addition, a domestic market liquidity crunch adversely affected investor sentiment regarding the company’s high-pledged shares. We continue to believe in Kangde’s long-term prospects, and we think we could see a recovery in 2019 as liquidity issues are resolved and the Chinese economy recovers.

While we believe unconventional U.S. foreign policy initiatives have driven the emerging market equity risk premium higher and earnings multiples lower in the short term, we are encouraged by several emerging bright spots. Should the outlook for foreign and trade policy reduce pressure on China, and Fed policy shift to a marginally more accommodative stance, we believe many of our existing investments offer material upside from current levels. As always, we remain confident that our forward-looking and bottom-up fundamental approach positions us to discover what we believe are exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND (RETAIL SHARES)
IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Since Inception (December 30, 2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	(25.27)%	(4.48)%	(12.33)%	(6.73)%
Baron Energy and Resources Fund — Institutional Shares[1,2]	(25.03)%	(4.23)%	(12.12)%	(6.51)%
Baron Energy and Resources Fund — R6 Shares[1,2,3]	(25.03)%	(4.23)%	(12.12)%	(6.51)%
S&P North American Natural Resources Sector Index[1]	(21.07)%	1.50%	(6.50)%	(2.28)%
S&P 500 Index[1]	(4.38)%	9.26%	8.49%	12.70%

[1]

The indexes are unmanaged. The S&P North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2018 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
Tesla, Inc.	13.8%
Concho Resources, Inc.	12.6%
Aspen Technology, Inc.	6.0%
TPI Composites, Inc.	5.8%
Golar LNG Ltd.	5.6%
Gravity Oilfield Services Inc.	4.6%
Marathon Petroleum Corporation	4.5%
Cactus, Inc.	4.3%
Petróleo Brasileiro S.A. — Petrobras	3.4%
Magnolia Oil & Gas Corporation	2.8%

63.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Board of Trustees approved the liquidation of the Baron Energy and Resources Fund which will occur on or about April 29, 2019 (the “Liquidation Date”). Effective at the close of market on February 8, 2019, the Fund has ceased accepting purchase orders from new and existing investors. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Baron Fund that they are eligible to purchase at any time prior to the Liquidation Date. If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds, subject to any required withholding, will be sent to the shareholder at the shareholder’s address of record. Additional information is included in the Fund’s supplement dated February 8, 2019 to the Prospectus, Summary Prospectus and SAI dated April 30, 2018.

For the year ended December 31, 2018, Baron Energy and Resources Fund1 declined 25.27%, underperforming the S&P 500 North American Natural Resources Sector Index, which declined 21.07%, and the S&P 500 Index, which fell 4.38%.

Baron Energy and Resources Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (MLPs) of any market capitalization. The Fund seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. The Fund invests more than 25% of its net assets in the energy and resources industries.

After outperforming the broader market in the first half of the year, energy and resource-related stocks reversed course in the second half, ending the year with the sharpest losses since late 2008 as oil prices plummeted. It is clear to us that fears surrounding slowing global growth spurred by signs of a slowdown in China and elsewhere and increasing concerns surrounding the U.S.-China tariff war had a significantly negative impact on the stock market, which bled over into the markets for commodities and commodity-related shares such as energy.

On a sector basis, Information Technology, Consumer Discretionary, and Industrials contributed to performance, while Energy, Materials, and Utilities detracted.

The top contributor was RSP Permian, Inc., an exploration and production company focused on the Permian Basin in Texas. Shares appreciated after Concho Resources announced its acquisition of the company. We like the combined entity, as we believe it offers industry-leading production growth and exposure to some of the best acreage in the Delaware and Midland sub-basins. We believe Concho should benefit from larger scale associated with the integration and improvements in operating results.

Concho Resources, Inc. was the largest detractor in the period. Shares of this independent exploration and production company focused on the Permian basin in West Texas and New Mexico declined as investors became increasingly concerned about Permian oil takeaway constraints and their impact on Concho’s ability to grow oil volumes. We believe these issues are temporary, and we expect the company to deliver on its multi-year production growth plans. Management has indicated it will increase its focus on free cash flow generation, returning cash to shareholders, and improving capital efficiency.

The oil market and the direction of oil prices continue to be the dominant factors in driving share price performance across the energy landscape. Currently, the oil market remains quite volatile due to a myriad of risks and uncertainties facing both the demand and supply side of the market. While estimates for 2019 still show robust demand growth, investors are growing increasingly doubtful that these levels can be achieved in the face of slowing global economic growth. These fears have been exacerbated by the tariff war, the tightening of monetary policy in the U.S., and the rising dollar. While markets appear to have bounced back in the early part of 2019, many of these factors remain unresolved, and we think the outlook for energy and resource-related equities will hinge largely on these factors driving demand.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018
	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	(3.84)%	12.43%	7.98%	10.82%
Baron Global Advantage Fund — Institutional Shares[1,2]	(3.61)%	12.66%	8.20%	11.05%
Baron Global Advantage Fund — R6 Shares[1,2,3]	(3.66)%	12.68%	8.22%	11.06%
MSCI ACWI Growth Index[1]	(8.13)%	7.24%	5.72%	8.13%
MSCI ACWI Index[1]	(9.42)%	6.60%	4.26%	7.19%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2018 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
Amazon.com, Inc.	4.9%
Naspers Limited	4.9%
Alphabet Inc.	4.8%
argenx SE	4.7%
Alibaba Group Holding Limited	4.7%
Veeva Systems Inc.	4.0%
Mellanox Technologies Ltd.	3.9%
Housing Development Finance Corporation Limited	3.7%
Constellation Software, Inc.	3.6%
EPAM Systems, Inc.	3.5%

42.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Global Advantage Fund1 declined 3.84%, outperforming the MSCI ACWI Growth Index, which fell 8.13%, and the MSCI ACWI Index, which declined 9.42%.

Baron Global Advantage Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Growth Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Fund seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The global markets were volatile in 2018, buffeted by trade tensions, credit tightening, and other macro-economic and geopolitical concerns. The Fund fared relatively better than its benchmark indexes as it benefited from a somewhat more favorable environment for the companies held by the Fund.

On a country basis, the Netherlands and Israel contributed to performance, while China, South Africa, and Japan were the largest detractors.

On a sector basis, Information Technology contributed to performance, while Communication Services, Consumer Discretionary, and Financials detracted the most.

The largest contributor was Dutch biotechnology company argenx SE. The company is developing innovative antibody therapies for treatment of cancer and autoimmune diseases. Recent share price appreciation was due to the resolution of confusion regarding a safety concern and a large licensing deal for the company’s second asset to treat acute mylegenous leukemia.

The largest detractor was Naspers Limited, a South African company that operates pay television, print media, and an internet division. The majority of Naspers’ value is attributed to its large ownership of Tencent Holdings. Naspers shares were down in 2018 as shares of Tencent declined. We retain conviction.

The digitization phenomenon that we believe will continue for years to come is starting to reach inflection points in many new areas where not only media and retail, but health care, transportation, and consumer banking are in a midst of full blown disruptions now. We believe this should continue to favor many of the companies in which we are invested.

Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital. We are optimistic about the long-term prospects of the companies in which we are invested and continue to search for new ideas and investment opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2018
One Year and Since Inception (December 29, 2017)*
Baron Real Estate Income Fund — Retail Shares[1,2]	(11.33)%
Baron Real Estate Income Fund — Institutional Shares[1,2]	(11.03)%
Baron Real Estate Income Fund — R6 Shares[1,2]	(11.03)%
MSCI US REIT Index[1]	(5.83)%

*	Commencement of investment operations was January 2, 2018.

[1]

The index is unmanaged. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index and Baron Real Estate Income Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2018 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
American Tower Corp.	6.7%
Equinix, Inc.	6.4%
Americold Realty Trust	5.5%
Equity Residential	4.0%
AvalonBay Communities, Inc.	3.9%
MGM Resorts International	3.8%
Digital Realty Trust, Inc.	3.7%
Alexandria Real Estate Equities, Inc.	3.5%
Prologis, Inc.	3.4%
Crown Castle International Corp.	3.2%

44.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron Real Estate Income Fund1 declined 11.33%, trailing the MSCI US REIT Index, which declined 5.83%.

Baron Real Estate Income Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). The Fund may also invest up to 35% of its total assets in debt securities that have a rating of, or equivalent to, at least “BBB” by Standard & Poor’s Corporation or “Baa” by Moody’s Investors Services, Inc. The Adviser seeks to invest in businesses it believes have sustainable competitive advantages, exceptional management, opportunities for growth, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a volatile start to the year, REITs posted mostly positive returns for the second and third quarters of 2018 as international trade war fears that led to a risk averse mentality and a corresponding shift into “bond-like” securities such as REITs. While still losing ground in the fourth quarter, REITs also fared relatively better than the overall market, as projections of a slowdown in economic momentum and corporate earnings growth coupled with rising interest rates helped spur a flight to safety.

Our investments in other REITs, wireless tower REITs, and manufactured housing REITs contributed the most to returns in the period. Holdings in the non-REIT real estate companies, data center REITs, and office REITs categories were the largest detractors.

The top contributor was Americold Realty Trust, the world’s largest owner and operator of temperature-controlled warehouses. Strong performance resulted from positive 2017 and first quarter 2018 financial results and a rosy outlook for the remainder of the year. We remain excited about our investment in Americold because of a compelling fundamental backdrop for the cold storage industry and Americold’s differentiated growth strategy.

The top detractor was Macquarie Infrastructure Corporation, which owns a diversified group of U.S. infrastructure assets. Shares fell during the period held following a 30% dividend cut and projected declines in free cash flow in 2018 after several contract cancellations within its liquid storage segment. We exited our position in February due to the impairment of growth visibility and uncertainty surrounding contract cancellations.

Our view is that no one knows with clarity how macroeconomic changes, political events, and central bank actions may unfold, and it is virtually impossible to predict what the market’s reaction will be to these possible scenarios. We support the merits of a diversified investment strategy that incorporates allocations to both equity-like real estate securities and dividend-yield real estate securities such as REITs. We remain bullish about the prospects for many income-oriented real estate securities and the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2018
Since Inception (April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	(4.90)%
Baron Health Care Fund — Institutional Shares[1,2]	(4.70)%
Baron Health Care Fund — R6 Shares[1,2]	(4.80)%
Russell 3000 Health Care Index[1]	4.85%
S&P 500 Index[1]	(4.02)%

[1]

The indexes are unmanaged. The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2018 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2018

Percent of Net Assets
UnitedHealth Group Incorporated	6.8%
argenx SE	4.6%
Teleflex Incorporated	4.5%
AstraZeneca PLC	4.0%
Vertex Pharmaceuticals Incorporated	3.9%
Humana Inc.	3.9%
Abbott Laboratories	3.6%
Intuitive Surgical, Inc.	3.3%
Bio-Techne Corporation	3.3%
Boston Scientific Corporation	3.2%

41.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the period April 30, 2018 to December 31, 2018, Baron Health Care Fund1 declined 4.90%, underperforming the Russell 3000 Health Care Index, which rose 4.85%, and the S&P 500 Index, which declined 4.02%.

Baron Health Care Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund’s allocation among the different sub-industries of the Health Care sector will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The return of market volatility due to concerns over interest rates and the potential for a trade war sparked a rotation into defensive sectors, and Health Care fared relatively better than the overall market. Demand continued to rise for health care products and services, and we believe the market is beginning to take note of revolutionary breakthroughs that have introduced a wide range of new treatment options for many prevalent diseases. The regulatory and funding environment for life sciences companies remained favorable, and the number of new drug approvals by the FDA reached a new high in 2018.

Life sciences tools & services, health care technology, and health care services contributed the most to performance. Biotechnology, pharmaceuticals, and health care equipment were the largest detracting sub-industries from performance.

CareDX, Inc. was the largest contributor in the period. Shares of this transplant diagnostics company rose on the strength of rapid revenue growth as the result of a successful new test for kidney transplant compatibility and function called AlloSure. The test expands the company’s market opportunity by $2 billion. As CareDX has a substantial clinical, reimbursement, and market penetration lead over any prospective competitors, we believe that it can maintain majority share in this large market.

Sage Therapeutics, Inc. was the largest detractor in the period. Sage is developing novel drugs for central nervous system disorders, with the lead indications focused on depression. The company received a favorable FDA review of Zulressa in postpartum depression, but also received an FDA request for an additional three months to approve the drug given the need to formalize a risk evaluation mitigation strategy. We expect shares to appreciate in 2019 as data from Sage’s second asset matures. In early January, the company released positive clinical data regarding the oral version of its drug for postpartum depression and the stock has since recovered much of its losses.

As the health care industry grows, it is undergoing transformative change driven by fluctuating governmental policies and regulatory oversight, population demographics, and revolutionary advancements in technologies and treatment of disease. We believe the long-term secular trends impacting health care are giving rise to promising opportunities for investment professionals with an expert understanding of the technology, science, and regulatory landscapes involved, and we believe changes in the industry are opening doors to the types of bottom-up, fundamental investment opportunities we seek.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2018

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (124.07%)
Communication Services (8.22%)
	Interactive Media & Services (3.07%)
1,912,500	Zillow Group, Inc., Cl A1	$75,834,876	$60,109,875

	Movies & Entertainment (5.15%)
5,300,000	Manchester United plc, Cl A2	90,320,699	100,594,000

Total Communication Services		166,155,575	160,703,875

Consumer Discretionary (42.87%)
	Automobile Manufacturers (18.89%)
1,110,000	Tesla, Inc.[1]	236,819,490	369,408,000

	Casinos & Gaming (0.86%)
825,000	Red Rock Resorts, Inc., Cl A	19,726,484	16,755,750

	Hotels, Resorts & Cruise Lines (13.14%)
2,600,000	Hyatt Hotels Corp., Cl A	72,054,423	175,760,000
850,000	Marriott Vacations Worldwide Corp.	94,527,425	59,933,500
500,000	Norwegian Cruise Line Holdings Ltd.[1,2]	23,556,905	21,195,000

		190,138,753	256,888,500

	Leisure Facilities (9.98%)
925,800	Vail Resorts, Inc.	27,801,851	195,177,156

Total Consumer Discretionary		474,486,578	838,229,406

Financials (24.32%)
	Financial Exchanges & Data (8.30%)
770,000	FactSet Research Systems, Inc.	50,187,585	154,100,100
55,000	MSCI, Inc.	7,701,455	8,108,650

		57,889,040	162,208,750

	Investment Banking & Brokerage (6.32%)
2,900,000	The Charles Schwab Corp.	50,169,842	120,437,000
55,701	Interactive Brokers Group, Inc., Cl A	3,086,946	3,044,060

		53,256,788	123,481,060

	Property & Casualty Insurance (9.70%)
7,100,000	Arch Capital Group Ltd.[1,2]	31,667,350	189,712,000

Total Financials		142,813,178	475,401,810

Health Care (11.56%)
	Health Care Equipment (8.56%)
900,000	IDEXX Laboratories, Inc.[1]	39,330,858	167,418,000

	Health Care Supplies (3.00%)
280,000	Align Technology, Inc.[1]	64,735,438	58,640,400

Total Health Care		104,066,296	226,058,400

Shares		Cost	Value
Common Stocks (continued)
Industrials (19.03%)
	Aerospace & Defense (0.88%)
125,625	HEICO Corp.	$9,632,520	$9,733,425
116,875	HEICO Corp., Cl A	7,586,429	7,363,125

		17,218,949	17,096,550

	Research & Consulting Services (15.10%)
875,000	CoStar Group, Inc.[1]	104,342,327	295,172,500

	Trading Companies & Distributors (3.05%)
850,000	Air Lease Corp.	27,229,908	25,678,500
650,000	Fastenal Co.	28,501,411	33,988,500

		55,731,319	59,667,000

Total Industrials		177,292,595	371,936,050

Information Technology (12.53%)
	Application Software (6.73%)
774,629	Benefitfocus, Inc.[1]	25,012,214	35,416,038
1,200,000	Guidewire Software, Inc.[1]	94,569,830	96,276,000

		119,582,044	131,692,038

	IT Consulting & Other Services (5.56%)
850,000	Gartner, Inc.[1]	94,205,471	108,664,000

	Semiconductors (0.24%)
35,000	NVIDIA Corp.	6,864,000	4,672,500

Total Information Technology		220,651,515	245,028,538

Real Estate (5.54%)
	Hotel & Resort REITs (0.52%)
382,727	MGM Growth Properties LLC, Cl A	7,509,813	10,107,820

	Office REITs (1.72%)
985,000	Douglas Emmett, Inc.	28,041,642	33,618,050

	Specialized REITs (3.30%)
2,000,000	Gaming and Leisure Properties, Inc.	60,516,710	64,620,000

Total Real Estate		96,068,165	108,345,870

Total Common Stocks		1,381,533,902	2,425,703,949

Private Common Stocks (2.39%)
Industrials (2.39%)
	Aerospace & Defense (2.39%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,6	29,920,185	41,116,983
30,221	Space Exploration Technologies Corp., Cl C1,3,4,6	4,079,835	5,606,600

Total Private Common Stocks		34,000,020	46,723,583

Private Preferred Stocks (4.20%)
Industrials (4.20%)
	Aerospace & Defense (4.20%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,6	41,999,985	57,717,313
131,657	Space Exploration Technologies Corp., Cl I1,3,4,6	22,250,032	24,425,006

Total Preferred Stocks		64,250,017	82,142,319

20	See Notes to Financial Statements.

December 31, 2018	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2018

Shares		Cost	Value
Private Partnerships (0.01%)
Financials (0.01%)
	Asset Management & Custody Banks (0.01%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	$0	$197,058

Principal Amount
Short Term Investments (0.02%)
$439,881	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $439,893; (Fully collateralized by $445,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $451,670)[5]	439,881	439,881

Total Investments (130.69%)		$1,480,223,820	2,555,206,790

Liabilities Less Cash and Other Assets (-30.69%)			(600,049,217)

Net Assets			$1,955,157,573

Retail Shares (Equivalent to $47.77 per share based on 21,274,807 shares outstanding)			$1,016,235,268

Institutional Shares (Equivalent to $48.86 per share based on 16,693,599 shares outstanding)			$815,586,111

R6 Shares (Equivalent to $48.86 per share based on 2,524,313 shares outstanding)			$123,336,194

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2018, the market value of restricted and fair valued securities amounted to $129,062,960 or 6.60% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Focused Growth Fund	December 31, 2018

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (87.64%)
Communication Services (5.12%)
	Movies & Entertainment (5.12%)
550,000	Manchester United plc, Cl A2	$8,719,507	$10,439,000

Consumer Discretionary (47.87%)
	Automobile Manufacturers (14.70%)
90,000	Tesla, Inc.[1]	20,342,220	29,952,000

	Casinos & Gaming (2.54%)
254,939	Red Rock Resorts, Inc., Cl A	5,783,325	5,177,811

	Hotels, Resorts & Cruise Lines (16.54%)
150,000	Choice Hotels International, Inc.	5,080,139	10,737,000
340,000	Hyatt Hotels Corp., Cl A	12,201,302	22,984,000

		17,281,441	33,721,000

	Leisure Facilities (14.09%)
136,230	Vail Resorts, Inc.	8,272,836	28,720,009

Total Consumer Discretionary		51,679,822	97,570,820

Financials (11.30%)
	Financial Exchanges & Data (7.37%)
75,000	FactSet Research Systems, Inc.	5,828,282	15,009,750

	Property & Casualty Insurance (3.93%)
300,000	Arch Capital Group Ltd.[1,2]	1,800,056	8,016,000

Total Financials		7,628,338	23,025,750

Industrials (12.10%)
	Electrical Components & Equipment (0.51%)
105,000	Bloom Energy Corp., Cl A1,4	1,723,142	1,047,900

	Research & Consulting Services (11.59%)
70,000	CoStar Group, Inc.[1]	12,744,374	23,613,800

Total Industrials		14,467,516	24,661,700

Information Technology (9.06%)
	Application Software (9.06%)
225,000	Benefitfocus, Inc.[1]	5,980,203	10,287,000
101,870	Guidewire Software, Inc.[1]	4,816,691	8,173,030

Total Information Technology		10,796,894	18,460,030

Real Estate (2.19%)
	Residential REITs (2.19%)
225,000	American Homes 4 Rent, Cl A	4,700,804	4,466,250

Total Common Stocks		97,992,881	178,623,550

Shares		Cost	Value
Private Common Stocks (2.16%)
Industrials (2.16%)
	Aerospace & Defense (2.16%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,6	$2,815,965	$3,869,761
2,844	Space Exploration Technologies Corp., Cl C1,3,4,6	383,940	527,619

Total Private Common Stocks		3,199,905	4,397,380

Preferred Stocks (6.91%)
Communication Services (6.91%)
	Alternative Carriers (6.91%)
22,300	Iridium Communications, Inc., Series B, 6.75%[5]	5,720,004	14,077,544

Private Preferred Stocks (2.83%)
Industrials (2.83%)
	Aerospace & Defense (2.83%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	4,000,050	5,496,958
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	274,384

Total Private Preferred Stocks		4,250,001	5,771,342

Principal Amount
Short Term Investments (0.06%)
$119,757	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $119,761; (Fully collateralized by $125,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $126,874)[5]	119,757	119,757

Total Investments (99.60%)		$111,282,548	202,989,573

Cash and Other Assets Less Liabilities (0.40%)			816,180

Net Assets			$203,805,753

Retail Shares (Equivalent to $15.81 per share based on 2,584,537 shares outstanding)			$40,867,711

Institutional Shares (Equivalent to $16.15 per share based on 4,381,939 shares outstanding)			$70,762,850

R6 Shares (Equivalent to $16.16 per share based on 5,705,546 shares outstanding)			$92,175,192

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2018, the market value of restricted and fair valued securities amounted to $10,168,722 or 4.99% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

December 31, 2018	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (95.42%)
Argentina (1.44%)
100,117	Bolsas y Mercados Argentinos SA2	$923,767	$993,189
170,109	YPF SA, ADR	3,325,666	2,277,760

Total Argentina		4,249,433	3,270,949

Australia (1.72%)
88,108	Domino’s Pizza Enterprises Ltd.[2]	2,052,472	2,524,045
315,608	NEXTDC Ltd.[1,2]	1,496,997	1,359,823

Total Australia		3,549,469	3,883,868

Belgium (1.17%)
41,131	KBC Group NV2	3,196,985	2,646,323

Brazil (4.69%)
142,966	Arco Platform Ltd., Cl A1	2,786,706	3,162,408
156,192	Itaú Unibanco Holding SA, ADR	1,256,447	1,427,595
123,537	Pagseguro Digital Ltd., Cl A1	2,953,746	2,313,848
218,000	Petróleo Brasileiro S.A. — Petrobras, ADR	3,338,469	2,836,180
78,119	Smiles Fidelidade SA2	1,023,660	881,374

Total Brazil		11,359,028	10,621,405

Canada (5.21%)
171,714	BlackBerry Limited[1]	1,854,674	1,220,887
7,775	Constellation Software, Inc.	2,245,621	4,976,752
344,653	Encana Corp.	3,568,925	1,992,094
128,070	The Stars Group, Inc.[1]	4,004,273	2,115,716
53,304	Suncor Energy, Inc.	1,771,901	1,490,913

Total Canada		13,445,394	11,796,362

China (7.95%)
11,863	Alibaba Group Holding Limited, ADR[1]	1,210,593	1,626,061
5,338	Baidu, Inc., ADR[1]	974,551	846,607
17,402,000	China Tower Corporation Limited, CI H, 144A1,2	2,593,762	3,290,739
1,011,371	Haitong Securities Co., Ltd., Cl H2	1,506,781	965,666
367,517	Hua Hong Semiconductor Limited, 144A2	762,509	679,567
660,390	Kangde Xin Composite Material Group Co. Ltd., Cl A2	2,000,107	733,231
647,374	Kingdee International Software Group Co. Ltd.[2]	127,078	572,338
172,194	Midea Group Co. Ltd., Cl A2	1,290,425	930,053
25,197	Momo, Inc., ADR[1]	1,087,966	598,429
45,237	Tencent Holdings Ltd.[2]	66,427	1,813,113
3,253,500	WH Group Limited, 144A2	2,588,141	2,498,840
16,200	YY, Inc., ADR[1]	1,155,256	969,732
106,554	Zai Lab Ltd., ADR[1]	2,391,984	2,474,184

Total China		17,755,580	17,998,560

Finland (2.54%)
987,335	Nokia Corporation, ADR	5,932,556	5,746,290

France (7.24%)
41,251	BNP Paribas SA2	2,522,152	1,862,925
71,401	Danone SA2	5,683,146	5,032,528
7,330	Eurofins Scientific SE2	852,055	2,737,609
8,587	LVMH Moet Hennessy Louis Vuitton SE2	2,187,513	2,514,065
23,500	Sodexo SA2	2,503,247	2,410,051
75,582	Vivendi SA2	1,797,212	1,831,904

Total France		15,545,325	16,389,082

Shares		Cost	Value
Common Stocks (continued)
Germany (4.57%)
43,801	Fresenius Medical Care Ag & Co.[2]	$4,048,917	$2,839,234
22,674	Linde PLC	3,302,413	3,599,353
170,925	RIB Software SE2	1,707,159	2,330,178
21,419	Symrise AG2	802,001	1,586,999

Total Germany		9,860,490	10,355,764

India (3.82%)
28,000	Britannia Industries Ltd.[2]	1,167,051	1,248,390
50,000	Godrej Properties Ltd.[1,2]	632,253	467,116
41,000	HDFC Bank Ltd.[2]	1,245,351	1,247,213
60,669	Housing Development Finance Corp. Ltd.[2]	1,741,868	1,709,306
1,027,162	JM Financial Ltd.[2]	1,388,419	1,379,026
88,551	Kotak Mahindra Bank Ltd.[2]	1,578,501	1,592,955
320,408	Tata Global Beverages Ltd.[2]	1,434,666	1,005,901

Total India		9,188,109	8,649,907

Indonesia (0.26%)
2,357,500	PT Tower Bersama Infrastructure Tbk[2]	1,003,085	589,201

Ireland (2.28%)
2,852,170	Glenveagh Properties PLC, 144A1	3,740,669	2,307,118
40,025	Ryanair Holdings plc, ADR[1]	2,731,479	2,855,384

Total Ireland		6,472,148	5,162,502

Israel (3.68%)
52,066	Mellanox Technologies Ltd.[1]	2,468,634	4,809,857
38,904	Wix.com Ltd.[1]	2,052,823	3,514,587

Total Israel		4,521,457	8,324,444

Japan (12.60%)
10,900	FANUC Corp.[2]	1,461,013	1,654,179
6,274	KEYENCE CORPORATION[2]	3,350,583	3,171,166
6,000	KOSE Corporation[2]	642,144	942,467
43,493	Mercari, Inc.[1,2]	1,323,017	726,066
533,145	Mitsubishi UFJ Financial Group, Inc., ADR	3,538,457	2,596,416
67,200	MonotaRO Co. Ltd.[2]	503,069	1,656,570
140,400	Recruit Holdings Co. Ltd.[2]	2,768,693	3,391,886
71,600	SMS Co. Ltd.[2]	884,612	1,133,630
19,600	SoftBank Group Corp.[2]	1,770,766	1,283,783
56,223	Sony Corp., ADR	2,158,828	2,714,446
82,900	Square Enix Holdings Co. Ltd.[2]	2,874,949	2,256,776
97,100	Takeda Pharmaceutical Co. Ltd.[2]	4,591,603	3,291,153
52,300	TechnoPro Holdings, Inc.[2]	2,127,107	2,148,599
86,020	ZOZO, Inc. (formerly, START TODAY CO., LTD.)[2]	2,892,612	1,575,978

Total Japan		30,887,453	28,543,115

Korea, Republic of (1.53%)
42,094	KB Financial Group, Inc.[2]	2,034,172	1,756,027
56,386	KIA Motors Corp.[1,2]	1,623,096	1,699,580

Total Korea, Republic of		3,657,268	3,455,607

Mexico (2.03%)
153,114	America Movil S.A.B. de C.V., Cl L, ADR	2,768,425	2,181,875
4,041,932	Telesites SAB de CV1	2,953,177	2,404,375

Total Mexico		5,721,602	4,586,250

See Notes to Financial Statements.	23

Baron International Growth Fund	December 31, 2018

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (continued)
Netherlands (4.82%)
60,905	argenx SE, ADR[1]	$2,682,646	$5,851,143
13,707	Cimpress NV1	1,331,640	1,417,578
20,634	InterXion Holding N.V.[1]	682,420	1,117,538
56,000	Koninklijke Vopak NV2	2,835,740	2,539,506

Total Netherlands		7,532,446	10,925,765

Nigeria (0.07%)
1,672,685	Lekoil Ltd.[1]	571,534	165,017

Norway (3.50%)
183,500	Golar LNG Ltd.	4,588,932	3,992,960
1,069,535	Komplett Bank ASA[1]	2,410,678	1,558,566
427,777	Opera Ltd., ADR[1]	3,935,487	2,378,440

Total Norway		10,935,097	7,929,966

Panama (0.43%)
12,477	Copa Holdings, S.A., Cl A	930,163	982,065

Russia (0.91%)
146,106	Sberbank of Russia PJSC, ADR[2]	1,806,245	1,600,031
17,130	Yandex N.V., Cl A1	512,077	468,506

Total Russia		2,318,322	2,068,537

Spain (3.03%)
23,163	Aena SME SA, 144A2	3,511,216	3,598,872
127,745	Industria de Diseño Textil SA2	3,951,253	3,260,648

Total Spain		7,462,469	6,859,520

Switzerland (2.13%)
55,982	Julius Bäer Group Ltd.[2]	2,300,928	1,995,003
28,753	Landis & Gyr Group AG2	2,309,898	1,619,262
15,000	Nestle SA2	1,264,405	1,217,441

Total Switzerland		5,875,231	4,831,706

United Kingdom (13.99%)
256,721	Abcam plc[2]	2,516,467	3,573,426
162,669	Adaptimmune Therapeutics PLC, ADR[1]	1,657,261	935,347
173,500	AstraZeneca PLC, ADR	6,226,877	6,589,530
534,000	B&M European Value Retail SA2	2,642,952	1,916,324
116,500	Dechra Pharmaceuticals plc[2]	4,120,163	3,078,058
76,252	Endava plc, ADR[1]	1,565,280	1,848,348
132,158	Experian plc[2]	2,381,629	3,203,762
883,049	Horizon Discovery Group plc[1]	2,095,042	1,969,685
29,537	Intertek Group plc[2]	1,087,552	1,807,747
650,000	Rentokil Initial PLC[2]	2,766,779	2,796,297
1,148,151	Tullow Oil plc[1,2]	3,189,936	2,610,314
220,000	WANdisco PLC[1]	2,234,167	1,351,586

Total United Kingdom		32,484,105	31,680,424

United States (3.81%)
35,103	Agilent Technologies, Inc.	1,106,817	2,368,048
119,567	Arch Capital Group Ltd.[1]	2,128,700	3,194,830
39,504	Worldpay, Inc., Cl A1,2	3,191,888	3,061,789

Total United States		6,427,405	8,624,667

Total Common Stocks		220,882,154	216,087,296

Principal Amount		Cost	Value
Short Term Investments (3.30%)
$7,467,184	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $7,467,391; (Fully collateralized by $7,505,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $7,617,492)[2]	$7,467,184	$7,467,184

Total Investments (98.72%)		$228,349,338	223,554,480

Cash and Other Assets Less Liabilities (1.28%)			2,893,774

Net Assets			$226,448,254

Retail Shares (Equivalent to $19.00 per share based on 3,147,974 shares outstanding)			$59,815,169

Institutional Shares (Equivalent to $19.29 per share based on 7,992,969 shares outstanding)			$154,187,750

R6 Shares (Equivalent to $19.29 per share based on 645,114 shares outstanding)			$12,445,335

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $12,375,136 or 5.46% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2018	Percentage of Net Assets

Information Technology	18.6%

Health Care	15.8

Consumer Discretionary	13.0

Industrials	11.7

Financials	11.7

Communication Services	8.6

Energy	7.9

Consumer Staples	5.3

Materials	2.6

Real Estate	0.2

Cash and Cash Equivalents*	4.6
100.0%

*	Includes short term investments.

24	See Notes to Financial Statements.

December 31, 2018	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (100.43%)
Communication Services (0.87%)
	Integrated Telecommunication Services (0.87%)
25,128,728	China Tower Corporation Limited, CI H, 144A (Hong Kong)[1,2,4]	$4,477,605	$4,751,873

Consumer Discretionary (38.79%)
	Casinos & Gaming (11.00%)
532,700	Boyd Gaming Corp.	11,714,912	11,069,506
494,554	Caesars Entertainment Corp.[1]	4,359,884	3,358,022
1,041,700	MGM Resorts International	21,941,664	25,271,642
608,405	Penn National Gaming, Inc.[1]	16,572,424	11,456,266
423,051	Red Rock Resorts, Inc., Cl A	9,612,104	8,592,166

		64,200,988	59,747,602

	Home Improvement Retail (7.81%)
115,600	Home Depot, Inc.	9,013,941	19,862,392
244,150	Lowe’s Companies, Inc.	23,434,843	22,549,694

		32,448,784	42,412,086

	Homebuilding (4.84%)
534,500	D.R. Horton, Inc.	18,954,658	18,525,770
198,750	Lennar Corp., Cl A	8,760,359	7,781,062

		27,715,017	26,306,832

	Hotels, Resorts & Cruise Lines (15.14%)
490,687	Hilton Grand Vacations, Inc.[1]	13,013,938	12,949,230
127,975	Hilton Worldwide Holdings, Inc.	6,171,281	9,188,605
176,500	Hyatt Hotels Corp., Cl A	13,857,832	11,931,400
82,100	Marriott International, Inc., Cl A	6,003,694	8,912,776
170,800	Marriott Vacations Worldwide Corp.	17,282,813	12,043,108
331,090	Norwegian Cruise Line Holdings Ltd.[1,2]	10,343,920	14,034,905
134,800	Royal Caribbean Cruises Ltd.[2]	11,567,601	13,182,092

		78,241,079	82,242,116

Total Consumer Discretionary		202,605,868	210,708,636

Financials (3.75%)
	Asset Management & Custody Banks (3.75%)
531,700	Brookfield Asset Management, Inc., Cl A2	12,821,554	20,390,695

Industrials (5.76%)
	Building Products (3.10%)
348,550	Masco Corp.	10,946,290	10,191,602
112,283	Trex Co., Inc.[1]	6,864,819	6,665,119

		17,811,109	16,856,721

	Research & Consulting Services (1.46%)
23,550	CoStar Group, Inc.[1]	4,303,421	7,944,357

	Trading Companies & Distributors (1.20%)
117,601	SiteOne Landscape Supply, Inc.[1]	6,065,380	6,499,807

Total Industrials		28,179,910	31,300,885

Information Technology (8.46%)
	Internet Services & Infrastructure (8.46%)
429,225	GDS Holdings Ltd., ADR[1,2,3]	11,410,220	9,910,805
526,150	InterXion Holding N.V.[1,2,3]	15,223,378	28,496,284
1,746,246	NEXTDC Ltd. (Australia)[1,2,4]	6,079,603	7,523,844

Total Information Technology		32,713,201	45,930,933

Shares		Cost	Value
Common Stocks (continued)
Materials (1.40%)
	Specialty Chemicals (1.40%)
19,300	The Sherwin-Williams Co.	$4,773,183	$7,593,778

Real Estate (41.40%)
	Hotel & Resort REITs (3.18%)
451,000	MGM Growth Properties LLC, Cl A	9,155,383	11,910,910
206,650	Park Hotels & Resorts, Inc.	5,876,449	5,368,767

		15,031,832	17,279,677

	Industrial REITs (1.80%)
166,050	Prologis, Inc.	8,270,867	9,750,456

	Office REITs (1.98%)
314,950	Douglas Emmett, Inc.	6,578,572	10,749,243

	Real Estate Services (6.39%)
866,600	CBRE Group, Inc., Cl A1	25,934,836	34,698,664

	Residential REITs (1.85%)
70,650	Equity LifeStyle Properties, Inc.	7,006,874	6,862,235
159,950	Invitation Homes, Inc.	3,184,254	3,211,796

		10,191,128	10,074,031

	Specialized REITs (26.20%)
94,000	Alexandria Real Estate Equities, Inc.[3]	6,183,178	10,832,560
251,200	American Tower Corp.	20,337,015	39,737,328
605,140	Americold Realty Trust[3]	15,030,432	15,455,276
109,400	CyrusOne, Inc.	7,130,981	5,785,072
130,294	Digital Realty Trust, Inc.	14,335,904	13,882,826
98,041	Equinix, Inc.	19,048,828	34,565,335
392,369	Gaming and Leisure Properties, Inc.	10,532,796	12,677,442
57,900	SBA Communications Corp.[1]	3,415,994	9,373,431

		96,015,128	142,309,270

Total Real Estate		162,022,363	224,861,341

Total Investments (100.43%)		$447,593,684	545,538,141

Liabilities Less Cash and Other Assets (-0.43%)			(2,342,882)

Net Assets			$543,195,259

Retail Shares (Equivalent to $20.77 per share based on 10,257,306 shares outstanding)			$213,014,931

Institutional Shares (Equivalent to $21.10 per share based on 15,208,894 shares outstanding)			$320,849,321

R6 Shares (Equivalent to $21.10 per share based on 442,266 shares outstanding)			$9,331,007

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $4,751,873 or 0.87% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Emerging Markets Fund	December 31, 2018

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (95.50%)
Argentina (1.99%)
284,034	Banco Macro SA, ADR	$25,072,115	$12,559,983
2,296,280	Loma Negra Cia Industrial Argentina SA, ADR[1]	45,062,984	25,557,596
4,013,686	YPF SA, ADR	80,410,178	53,743,256

Total Argentina		150,545,277	91,860,835

Brazil (10.16%)
9,979,864	B3 SA — Brasil Bolsa Balcao[3]	51,611,754	68,954,960
1,684,568	Banco do Brasil SA3	19,659,069	20,166,589
6,328,443	Itaú Unibanco Holding SA, ADR	51,546,640	57,841,969
15,238,224	Kroton Educacional SA3	46,472,357	34,811,994
3,333,160	Localiza Rent a Car SA3	21,722,132	25,504,369
2,494,705	Pagseguro Digital Ltd., Cl A1	65,170,618	46,725,825
7,419,383	Petróleo Brasileiro S.A. — Petrobras, ADR	82,452,923	96,526,173
18,024,610	Rumo SA1,3	68,071,546	78,920,232
2,280,594	Smiles Fidelidade SA3	29,709,099	25,730,702
733,235	StoneCo Ltd., Cl A1	18,849,742	13,520,853

Total Brazil		455,265,880	468,703,666

China (28.28%)
819,144	Alibaba Group Holding Limited, ADR[1]	69,924,839	112,280,068
339,891	Baidu, Inc., ADR[1]	62,701,078	53,906,713
62,163,707	China Construction Bank Corp., CI H3	54,678,774	50,902,935
16,416,517	China Everbright Ltd.[3]	40,650,140	29,098,148
19,577,732	China Mengniu Dairy Co. Ltd.[3]	38,318,800	60,916,526
8,358,189	China Mobile Ltd.[3]	92,948,500	80,878,794
574,002,680	China Tower Corporation Limited, CI H, 144A1,3	89,595,106	108,544,599
15,161,727	CSPC Pharmaceutical Group Ltd.[3]	33,306,277	21,764,206
25,756,546	Haitong Securities Co., Ltd., Cl H3	40,785,839	24,592,576
4,408,290	Han’s Laser Technology Industry Group Co. Ltd., Cl A3	24,616,402	19,578,388
13,041,124	Hangzhou Hikvision Digital Technology Co. Ltd., Cl A3	42,262,773	49,209,435
7,469,886	Hua Hong Semiconductor Limited, 144A3	15,437,902	13,812,389
18,324,812	Industrial & Commercial Bank of China Ltd., Cl H3	15,103,716	13,033,698
24,769,517	Kangde Xin Composite Material Group Co. Ltd., Cl A3	78,615,355	27,501,617
23,855,166	Kingdee International Software Group Co. Ltd.[3]	9,034,309	21,090,148
33,425,480	KunLun Energy Co. Ltd.[3]	39,009,419	35,514,063
7,386,605	Midea Group Co. Ltd., Cl A3	38,583,098	39,896,474
801,360	Momo, Inc., ADR[1]	27,936,559	19,032,300
434,594	New Oriental Education & Technology Group, Inc., ADR[1]	24,357,655	23,820,097
536,881	Pinduoduo, Inc., ADR[1]	10,656,207	12,047,610
5,166,486	Shenzhou International Group Holdings Ltd.[3]	25,027,163	58,721,496
28,503,365	Sino Biopharmaceutical Ltd.[3]	15,764,440	18,763,430
12,688,550	Sinopharm Group Co. Ltd., Cl H3	51,949,515	53,422,027
1,102,592	Sunny Optical Technology Group Co., Ltd.[3]	2,488,087	9,806,493
3,748,392	Tencent Holdings Ltd.[3]	87,835,453	150,236,761
345,486	Tencent Music Entertainment Group, ADR[1]	4,633,390	4,567,325
143,569,583	Tongda Group Holdings Ltd.[3]	36,830,198	14,246,657
96,626,312	WH Group Limited, 144A3	81,375,707	74,213,512
3,845,201	Yunnan Baiyao Group Co. Ltd., Cl A3	57,099,341	41,453,445
393,687	YY, Inc., ADR[1]	27,755,070	23,566,104
1,612,615	Zai Lab Ltd., ADR[1]	33,082,880	37,444,920

Total China		1,272,363,992	1,303,862,954

Shares		Cost	Value
Common Stocks (continued)
Finland (0.69%)
5,441,214	Nokia Corporation, ADR	$32,719,914	$31,667,865

Hong Kong (0.92%)
7,926,950	Techtronic Industries Co. Ltd.[3]	32,888,582	42,065,652
2,879,303	Tongda Hong Tai Holdings Ltd.[1]	901,617	455,952

Total Hong Kong		33,790,199	42,521,604

Hungary (0.47%)
612,366	Wizz Air Holdings Plc, 144A1,3	20,204,511	21,877,387

India (16.23%)
506,901	Bajaj Finance Ltd.[3]	15,693,137	19,185,832
1,497,346	Britannia Industries Ltd.[3]	45,166,247	66,759,712
8,257,953	Coal India Ltd.[3]	37,988,208	28,469,116
2,126,431	Divi’s Laboratories Ltd.[3]	26,277,491	45,105,479
5,061,468	Edelweiss Financial Services Ltd.[3]	13,883,263	13,194,433
14,517,461	Exide Industries Ltd.[3]	43,645,168	55,685,816
831,235	HDFC Bank Ltd.[3]	25,246,965	25,286,024
2,545,738	Housing Development Finance Corp. Ltd.[3]	55,745,232	71,724,355
20,442,727	JM Financial Ltd.[3]	38,101,847	27,445,583
3,986,670	JSW Steel Ltd.[3]	17,568,591	17,500,073
3,861,415	Kotak Mahindra Bank Ltd.[3]	48,365,030	69,463,474
4,025,216	Manpasand Beverages Ltd.[3]	20,732,185	5,115,060
7,034,754	Max Financial Services Ltd.[1,3]	63,175,440	44,899,802
4,499,991	Motherson Sumi Systems Ltd.[3]	8,834,502	10,755,473
648,373	Piramal Enterprises Ltd.[3]	23,554,165	22,103,379
5,432,490	SBI Life Insurance Co. Ltd., 144A3	58,298,884	46,510,522
5,970,727	Sun Pharmaceutical Industries Ltd.[3]	52,892,179	36,793,306
2,839,810	Sun TV Network Ltd.[3]	20,558,083	24,699,512
4,691,112	Tata Chemicals Ltd.[3]	52,846,043	47,464,208
2,955,898	Tata Communications Ltd.[3]	30,610,639	22,195,413
9,083,744	Tata Global Beverages Ltd.[3]	32,152,953	28,517,833
2,879,370	Zee Entertainment Enterprises Ltd.[3]	13,327,053	19,640,864

Total India		744,663,305	748,515,269

Indonesia (0.34%)
61,902,105	PT Tower Bersama Infrastructure Tbk[3]	31,519,830	15,470,953

Korea, Republic of (7.56%)
72,787	Amorepacific Corp.[3]	22,607,718	13,695,276
1,619,143	KB Financial Group, Inc.[3]	70,462,855	67,545,480
2,642,104	KIA Motors Corp.[3]	80,993,492	79,637,951
3,101,000	Samsung Electronics Co., Ltd.[3]	98,195,642	107,951,041
322,471	Samsung Life Insurance Co., Ltd.[3]	32,459,741	23,596,523
232,105	SK Telecom Co. Ltd.[3]	50,537,097	56,002,246

Total Korea, Republic of		355,256,545	348,428,517

Malaysia (0.34%)
66,219,593	My EG Services Bhd[3]	23,320,275	15,648,126

Mexico (5.78%)
3,438,804	America Movil S.A.B. de C.V., Cl L, ADR	62,853,746	49,002,957
696,064	Fomento Económico Mexicano, S.A.B. de C.V., ADR	64,793,431	59,896,307
3,408,095	GRUMA S.A.B. de C.V., Cl B	46,468,863	38,477,695
13,070,961	Grupo Lala S.A.B. de C.V.	25,303,050	14,107,399
13,308,307	Infraestructura Energetica Nova S.A.B. de C.V.	62,989,321	49,449,672
21,841,625	Wal-Mart de México S.A.B de C.V.	50,801,831	55,549,476

Total Mexico		313,210,242	266,483,506

26	See Notes to Financial Statements.

December 31, 2018	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (continued)

Nigeria (0.07%)
32,618,323	Lekoil Ltd.[1,2]	$14,881,766	$3,217,929

Panama (0.69%)
403,345	Copa Holdings, S.A., Cl A	24,503,014	31,747,285

Philippines (2.61%)
68,863,365	Ayala Land, Inc.[3]	53,955,565	53,226,153
22,137,056	BDO Unibank, Inc.[3]	49,921,188	55,053,611
138,168,735	Metro Pacific Investments Corp.[3]	15,125,467	12,160,081

Total Philippines		119,002,220	120,439,845

Russia (1.87%)
5,527,249	Sberbank of Russia PJSC, ADR[3]	53,976,176	60,529,822
937,278	Yandex N.V., Cl A1	13,048,513	25,634,553

Total Russia		67,024,689	86,164,375

South Africa (5.43%)
3,377,622	Bid Corp. Ltd.[3]	70,311,451	62,134,426
4,459,428	Bidvest Group Ltd.[3]	53,485,713	64,058,085
8,149,856	FirstRand Ltd. [3]	31,785,278	37,121,531
20,842,111	Pepkor Holdings Ltd., 144A1	30,647,007	30,406,666
1,243,641	Sasol Ltd.[3]	41,899,428	36,956,660
664,897	Sasol Ltd., ADR	21,846,771	19,474,833

Total South Africa		249,975,648	250,152,201

Taiwan, Province of China (8.77%)
14,783,879	Delta Electronics, Inc.[3]	65,562,410	62,222,678
4,336,439	Eclat Textile Co., Ltd.[3]	51,611,725	49,039,307
25,428,000	Far EasTone Telecommunications Co., Ltd.[3]	60,414,153	63,162,216
3,175,065	Ginko International Co., Ltd.[3]	39,134,743	21,982,724
6,242,936	Makalot Industrial Co. Ltd.[3]	29,536,642	34,419,211
18,495,000	Taiwan Mobile Co., Ltd.[3]	66,013,359	64,049,943
2,968,492	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	83,250,089	109,567,040

Total Taiwan, Province of China		395,523,121	404,443,119

Thailand (2.22%)
3,952,229	Bangkok Bank PCL, Cl F3	25,120,691	25,156,046
3,872,664	Bangkok Bank PCL, NVDR[3]	20,554,524	24,169,574
25,071,634	CP All Plc, Cl C3	56,363,517	52,941,698

Total Thailand		102,038,732	102,267,318

United Kingdom (1.08%)
21,837,142	Tullow Oil plc[1,3]	58,186,424	49,646,599

Total Common Stocks		4,463,995,584	4,403,119,353

Private Preferred Stocks (0.01%)
India (0.01%)
3,098,340	Zee Entertainment Enterprises Ltd., 6.00% due 3/5/2022[3]	367,971	339,120

Principal Amount		Cost	Value
Short Term Investments (4.06%)
$187,316,031	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $187,321,234; (Fully collateralized by $188,245,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $191,066,604)[3]	$187,316,031	$187,316,031

Total Investments (99.57%)		$4,651,679,586	4,590,774,504

Cash and Other Assets Less Liabilities (0.43%)			20,011,020

Net Assets			$4,610,785,524

Retail Shares (Equivalent to $12.45 per share based on 60,524,659 shares outstanding)			$753,457,881

Institutional Shares (Equivalent to $12.47 per share based on 308,692,007 shares outstanding)			$3,850,048,975

R6 Shares (Equivalent to $12.48 per share based on 583,291 shares outstanding)			$7,278,668

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	See Note 10 regarding “Affiliated” companies.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $295,365,075 or 6.41% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2018	Percentage of Net Assets

Financials	19.5%

Communication Services	17.5

Consumer Discretionary	12.7

Consumer Staples	11.5

Information Technology	10.8

Health Care	6.5

Energy	5.8

Industrials	5.2

Materials	3.8

Real Estate	1.1

Utilities	1.1

Cash and Cash Equivalents*	4.5
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	27

Baron Energy and Resources Fund	December 31, 2018

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (72.78%)
Consumer Discretionary (13.83%)
	Automobile Manufacturers (13.83%)
14,100	Tesla, Inc.[1]	$3,242,965	$4,692,480

Energy (47.20%)
	Integrated Oil & Gas (3.37%)
87,900	Petróleo Brasileiro S.A. — Petrobras, ADR[2]	915,846	1,143,579

	Oil & Gas Equipment & Services (4.28%)
52,900	Cactus, Inc., Cl A1	1,005,100	1,449,989

	Oil & Gas Exploration & Production (17.69%)
41,548	Concho Resources, Inc.[1]	3,041,724	4,270,719
6,968	EOG Resources, Inc.	512,058	607,679
1,728,031	Lekoil Ltd. (Nigeria)[1,2]	529,285	170,477
84,900	Magnolia Oil & Gas Corp.[1]	896,911	951,729

		4,979,978	6,000,604

	Oil & Gas Refining & Marketing (7.10%)
25,692	Marathon Petroleum Corp.	1,310,024	1,516,085
11,900	Valero Energy Corporation	668,324	892,143

		1,978,348	2,408,228

	Oil & Gas Storage & Transportation (14.76%)
68,200	Energy Transfer LP (formerly Energy Transfer Equity, L.P.)	407,818	900,922
87,735	Golar LNG Ltd.[2]	1,586,534	1,909,114
21,500	MPLX LP	650,701	651,450
22,338	Noble Midstream Partners LP	502,605	644,228
25,000	Targa Resources Corp.	536,054	900,500

		3,683,712	5,006,214

Total Energy		12,562,984	16,008,614

Industrials (5.79%)
	Heavy Electrical Equipment (5.79%)
79,900	TPI Composites, Inc.[1]	1,366,447	1,963,942

Information Technology (5.96%)
	Application Software (5.96%)
24,600	Aspen Technology, Inc.[1]	929,117	2,021,628

Total Common Stocks		18,101,513	24,686,664

Private Common Stocks (4.59%)
Energy (4.59%)
	Oil & Gas Equipment & Services (4.59%)
127,500	Gravity Oilfield Services, Inc., Cl A, 144A1,3,4,6	1,498,125	1,558,050

Principal Amount		Cost	Value
Short Term Investments (22.21%)
$7,531,940	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $7,532,149; (Fully collateralized by $7,570,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $7,683,467)[5]	$7,531,940	$7,531,940

Total Investments (99.58%)		$27,131,578	33,776,654

Cash and Other Assets Less Liabilities (0.42%)			142,516

Net Assets			$33,919,170

Retail Shares (Equivalent to $6.12 per share based on 4,239,502 shares outstanding)			$25,938,377

Institutional Shares (Equivalent to $6.23 per share based on 1,218,850 shares outstanding)			$7,590,414

R6 Shares (Equivalent to $6.23 per share based on 62,711 shares outstanding)			$390,379

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2018, the market value of restricted and fair valued securities amounted to $1,558,050 or 4.59% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $1,558,050 or 4.59% of net assets. This security is not deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

December 31, 2018	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (98.79%)
Argentina (4.74%)
92,743	Bolsas y Mercados Argentinos SA2	$1,568,116	$920,037
34,680	Globant SA1	1,568,088	1,953,177
4,629	MercadoLibre, Inc.	1,493,632	1,355,603

Total Argentina		4,629,836	4,228,817

Brazil (3.18%)
42,198	Arco Platform Ltd., Cl A1	771,578	933,420
78,016	Pagseguro Digital Ltd., Cl A1	2,078,108	1,461,240
24,091	StoneCo Ltd., Cl A1	588,741	444,238

Total Brazil		3,438,427	2,838,898

Canada (3.58%)
4,982	Constellation Software, Inc.	2,799,529	3,188,962

China (9.39%)
30,481	Alibaba Group Holding Ltd., ADR[1]	3,947,296	4,178,031
49,581	Ctrip.com International Ltd., ADR[1]	2,135,193	1,341,662
43,518	Meituan Dianping, Cl B1,2	386,441	243,904
54,602	Pinduoduo, Inc., ADR[1]	1,293,814	1,225,269
51,834	TAL Education Group, ADR[1]	546,540	1,382,931

Total China		8,309,284	8,371,797

India (8.38%)
19,071	HDFC Bank Ltd., ADR	1,806,751	1,975,565
117,600	Housing Development Finance Corp. Ltd.[2]	3,189,841	3,313,296
121,500	Kotak Mahindra Bank Ltd.[2]	1,978,335	2,185,679

Total India		6,974,927	7,474,540

Israel (6.54%)
37,755	Mellanox Technologies Ltd.[1]	2,316,568	3,487,807
25,929	Wix.com Ltd.[1]	2,211,990	2,342,426

Total Israel		4,528,558	5,830,233

Japan (0.16%)
8,883	Mercari, Inc.[1,2]	242,385	148,292

Netherlands (6.35%)
18	Adyen NV, 144A1,2	5,091	9,724
44,012	argenx SE, ADR[1]	2,372,759	4,228,233
9,070	ASML Holding N.V. [2]	1,356,327	1,420,901

Total Netherlands		3,734,177	5,658,858

South Africa (4.89%)
21,775	Naspers Limited, Cl N2	5,360,091	4,359,713

United Kingdom (1.51%)
55,430	Endava plc, ADR[1]	1,177,506	1,343,623

Shares		Cost	Value
Common Stocks (continued)
United States (50.07%)
63,371	Activision Blizzard, Inc.	$4,435,400	$2,951,187
43,812	Aerie Pharmaceuticals, Inc.[1]	2,446,820	1,581,613
4,162	Alphabet, Inc., Cl C1	4,036,919	4,310,209
2,921	Amazon.com, Inc.[1]	2,285,253	4,387,254
22,138	Anaplan, Inc.[1]	410,287	587,542
6,673	AnaptysBio, Inc.[1]	521,344	425,671
28,069	AxoGen, Inc.[1]	628,709	573,450
1,831	Elastic NV1	65,916	130,880
27,205	EPAM Systems, Inc.[1]	2,586,513	3,156,052
18,531	Facebook, Inc., Cl A1	2,500,061	2,429,229
28,834	Guardant Health, Inc.[1]	764,879	1,083,870
9,362	Illumina, Inc.[1]	1,942,394	2,807,945
18,540	Okta, Inc.[1]	390,056	1,182,852
11,271	RingCentral, Inc., Cl A1	897,686	929,181
16,229	Sage Therapeutics, Inc.[1]	1,973,559	1,554,576
22,573	Splunk, Inc.[1]	1,988,191	2,366,779
21,976	Take-Two Interactive Software, Inc.[1]	2,248,828	2,262,209
41,435	Tenable Holdings, Inc.[1]	953,005	919,443
3,638	Tesla, Inc.[1]	1,048,764	1,210,726
27,470	Upwork, Inc.[1]	412,050	497,482
13,912	Varonis Systems, Inc.[1]	405,714	735,945
39,621	Veeva Systems, Inc., Cl A1	2,934,658	3,538,948
34,503	Worldpay, Inc., Cl A1	2,802,704	2,637,064
127,342	Yext, Inc.[1]	1,772,005	1,891,029
12,506	Zscaler, Inc.[1]	200,096	490,360

Total United States		40,651,811	44,641,496

Total Investments (98.79%)		$81,846,531	88,085,229

Cash and Other Assets Less Liabilities (1.21%)			1,075,185

Net Assets			$89,160,414

Retail Shares (Equivalent to $19.77 per share based on 1,806,893 shares outstanding)			$35,716,605

Institutional Shares (Equivalent to $20.02 per share based on 2,458,765 shares outstanding)			$49,220,592

R6 Shares (Equivalent to $20.03 per share based on 210,843 shares outstanding)			$4,223,217

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $9,724 or 0.01% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2018	Percentage of Net Assets

Information Technology	34.4%

Consumer Discretionary	18.4

Communication Services	18.3

Health Care	17.7

Financials	9.4

Industrials	0.6

Cash and Cash Equivalents	1.2
100.0%

See Notes to Financial Statements.	29

Baron Real Estate Income Fund	December 31, 2018

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (97.31%)
Communication Services (0.82%)
	Advertising (0.82%)
803	JC Decaux SA (France)[2,4]	$27,304	$22,560

Consumer Discretionary (10.09%)
	Casinos & Gaming (7.64%)
4,332	MGM Resorts International	136,580	105,095
3,275	Penn National Gaming, Inc.[1]	80,353	61,668
2,228	Red Rock Resorts, Inc., Cl A	56,635	45,251

		273,568	212,014

	Hotels, Resorts & Cruise Lines (2.45%)
967	Marriott Vacations Worldwide Corp.	89,002	68,183

Total Consumer Discretionary		362,570	280,197

Information Technology (2.80%)
	Internet Services & Infrastructure (2.80%)
1,914	GDS Holdings Ltd., ADR[1,2,3]	47,584	44,194
7,782	NEXTDC Ltd. (Australia)[1,2,4]	41,031	33,530

Total Information Technology		88,615	77,724

Real Estate (83.60%)
	Health Care REITs (3.42%)
1,437	HCP, Inc.	41,339	40,135
1,706	Medical Properties Trust, Inc.	28,091	27,433
396	Welltower, Inc.	28,212	27,486

		97,642	95,054

	Hotel & Resort REITs (5.59%)
2,696	Host Hotels & Resorts, Inc.	52,681	44,942
1,518	MGM Growth Properties LLC, Cl A	43,355	40,090
1,575	Park Hotels & Resorts, Inc.	45,339	40,919
1,028	Pebblebrook Hotel Trust	37,764	29,103

		179,139	155,054

	Industrial REITs (7.70%)
2,637	Duke Realty Corp.	70,662	68,298
1,596	Prologis, Inc.	102,803	93,717
1,756	Rexford Industrial Realty, Inc.	53,397	51,750

		226,862	213,765

	Office REITs (7.27%)
305	Boston Properties, Inc.	38,504	34,328
1,108	Douglas Emmett, Inc.	43,455	37,816
1,181	Hudson Pacific Properties, Inc.	37,397	34,320
736	Kilroy Realty Corp.	52,995	46,280
192	SL Green Realty Corp.	18,651	15,183
548	Vornado Realty Trust	39,125	33,992

		230,127	201,919

	Real Estate Operating Companies (2.51%)
892	Brookfield Property Partners LP2	17,025	14,379
3,044	Kennedy-Wilson Holdings, Inc.	52,713	55,310

		69,738	69,689

	Residential REITs (17.14%)
617	AvalonBay Communities, Inc.	104,148	107,389
903	Equity LifeStyle Properties, Inc.	82,937	87,708
1,671	Equity Residential	104,174	110,303
268	Essex Property Trust, Inc.	66,469	65,716
1,433	Invitation Homes, Inc.	32,503	28,775
747	Sun Communities, Inc.	70,359	75,977

		460,590	475,868

Shares		Cost	Value
Common Stocks (continued)
Real Estate (continued)

	Retail REITs (2.78%)
460	Simon Property Group, Inc.	$79,772	$77,275

	Specialized REITs (37.19%)
831	Alexandria Real Estate Equities, Inc.[3]	103,796	95,764
1,174	American Tower Corp.	167,056	185,715
5,933	Americold Realty Trust[3]	111,225	151,529
824	Crown Castle International Corp.	89,210	89,511
625	CyrusOne, Inc.	40,856	33,050
971	Digital Realty Trust, Inc.	107,373	103,460
503	Equinix, Inc.	217,547	177,338
2,098	Gaming and Leisure Properties, Inc.	76,158	67,786
222	Public Storage	45,118	44,935
2,252	QTS Realty Trust, Inc., Cl A	94,292	83,437

		1,052,631	1,032,525

Total Real Estate		2,396,501	2,321,149

Total Common Stocks		2,874,990	2,701,630

Principal Amount
Short Term Investments (4.73%)
$131,459	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $131,463; (Fully collateralized by $135,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $137,024)[4]	131,459	131,459

Total Investments (102.04%)		$3,006,449	2,833,089

Liabilities Less Cash and Other Assets (-2.04%)			(56,639)

Net Assets			$2,776,450

Retail Shares (Equivalent to $8.63 per share based on 52,351 shares outstanding)			$451,863

Institutional Shares (Equivalent to $8.66 per share based on 226,951 shares outstanding)			$1,965,159

R6 Shares (Equivalent to $8.66 per share based on 41,488 shares outstanding)			$359,428

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

30	See Notes to Financial Statements.

December 31, 2018	Baron Health Care Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Common Stocks (89.94%)
Health Care (88.08%)
	Biotechnology (16.18%)
6,673	Abcam plc (United Kingdom)[2,4]	$105,981	$92,885
3,373	Acceleron Pharma, Inc.[1]	161,122	146,894
3,822	argenx SE, ADR[1,2]	333,683	367,180
4,847	Arrowhead Pharmaceuticals, Inc.[1]	83,332	60,200
1,703	Neurocrine Biosciences, Inc.[1]	154,051	121,611
1,557	Sage Therapeutics, Inc.[1]	224,213	149,145
1,875	Vertex Pharmaceuticals, Inc.[1]	308,266	310,706
2,130	Zai Lab Ltd., ADR[1,2]	46,631	49,459

		1,417,279	1,298,080

	Health Care Equipment (31.04%)
4,023	Abbott Laboratories	286,758	290,984
1,302	AxoGen, Inc.[1]	35,739	26,600
7,314	Boston Scientific Corporation[1]	268,835	258,477
1,385	Cantel Medical Corp.	137,696	103,113
981	DexCom, Inc.[1]	107,778	117,524
814	Edwards Lifesciences Corp.[1]	109,951	124,680
1,297	IDEXX Laboratories, Inc.[1]	257,263	241,268
1,515	Insulet Corp.[1]	133,514	120,170
5,650	Intersect ENT, Inc.[1,3]	173,042	159,217
2,077	IntriCon Corp.[1]	90,202	54,791
558	Intuitive Surgical, Inc.[1]	273,263	267,237
1,088	LivaNova plc[1,2]	124,067	99,519
2,575	Medtronic plc[2]	220,218	234,222
1,385	Teleflex, Inc.	361,467	357,995
5,593	ViewRay, Inc.[1]	45,691	33,950

		2,625,484	2,489,747

	Health Care Facilities (3.08%)
1,985	HCA Healthcare, Inc.	264,011	247,033

	Health Care Services (0.99%)
2,117	Guardant Health, Inc.[1]	53,736	79,578

	Health Care Supplies (4.14%)
553	Align Technology, Inc.[1]	138,649	115,815
656	The Cooper Companies, Inc.	163,139	166,952
500	West Pharmaceutical Services, Inc.	46,203	49,015

		347,991	331,782

	Health Care Technology (1.47%)
1,322	Veeva Systems, Inc., Cl A1	108,167	118,081

	Life Sciences Tools & Services (13.10%)
1,838	Bio-Techne Corporation	296,395	265,995
5,793	CareDx, Inc.[1,3]	104,593	145,636
343	Eurofins Scientific SE (France)[2,4]	185,835	128,104
878	ICON plc[1,2]	129,544	113,446
803	Illumina, Inc.[1]	225,367	240,844
277	Mettler-Toledo International, Inc.[1]	159,276	156,666

		1,101,010	1,050,691

	Managed Health Care (10.92%)
365	HealthEquity, Inc.[1]	25,707	21,772
1,083	Humana, Inc.	344,281	310,258
2,184	UnitedHealth Group, Inc.	561,257	544,078

		931,245	876,108

	Pharmaceuticals (7.16%)
899	Aerie Pharmaceuticals, Inc.[1]	46,317	32,454
1,895	Assembly Biosciences, Inc.[1]	61,587	42,865
8,516	AstraZeneca PLC, ADR[2]	321,060	323,437
6,632	Dechra Pharmaceuticals plc (United Kingdom)[2,4]	207,200	175,225

		636,164	573,981

Total Health Care		7,485,087	7,065,081

Shares		Cost	Value
Common Stocks (continued)
Real Estate (1.86%)
	Specialized REITs (1.86%)
1,297	Alexandria Real Estate Equities, Inc.[3]	$163,464	$149,466

Total Common Stocks		7,648,551	7,214,547

Principal Amount
Short Term Investments (10.14%)
$813,558	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2018, 0.50% due 1/2/2019; Proceeds at maturity - $813,581; (Fully collateralized by $820,000 U.S. Treasury Note, 2.875% due 5/15/2028; Market value - $832,291)[4]	813,558	813,558

Total Investments (100.08%)		$8,462,109	8,028,105

Liabilities Less Cash and Other Assets (-0.08%)			(6,457)

Net Assets			$8,021,648

Retail Shares (Equivalent to $9.51 per share based on 294,847 shares outstanding)			$2,803,159

Institutional Shares (Equivalent to $9.53 per share based on 471,983 shares outstanding)			$4,495,963

R6 Shares (Equivalent to $9.52 per share based on 75,892 shares outstanding)			$722,526

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,554,766,909	$202,869,816	$216,087,296	$545,538,141	$4,400,240,544
“Affiliated” investments	—	—	—	—	3,217,929
Repurchase agreements, at value**	439,881	119,757	7,467,184	—	187,316,031

Total investments, at value	2,555,206,790	202,989,573	223,554,480	545,538,141	4,590,774,504
Foreign currency, at value†	—	—	1,560	—	88,405
Cash	—	—	—	74,143	—
Receivable for shares sold	7,164,452	563,294	4,516,158	1,785,181	37,893,808
Dividends and interest receivable	2,869,802	318,754	223,363	1,404,326	8,735,916
Prepaid expenses	352,636	258	244	1,410	6,995
Receivable for securities sold	—	—	416,678	6,902,620	—
Other assets	—	—	—	—	14,895

	2,565,593,680	203,871,879	228,712,483	555,705,821	4,637,514,523

Liabilities:
Payable for borrowings against line of credit	601,500,000	—	—	3,100,000	—
Payable for securities purchased	3,861,568	—	—	—	—
Payable for shares redeemed	3,058,758	2,055	1,752,622	9,264,769	25,346,879
Investment advisory fees payable (Note 4)	633	765	1,535	842	928
Distribution fees payable (Note 4)	276	449	360	500	929
Due to custodian bank	—	—	412,794	—	—
Accrued capital gains taxes	—	—	—	—	431,619
Accrued expenses and other payables	2,014,872	62,857	96,918	144,451	948,644

	610,436,107	66,126	2,264,229	12,510,562	26,728,999

Net Assets	$1,955,157,573	$203,805,753	$226,448,254	$543,195,259	$4,610,785,524

Net Assets consist of:
Paid-in capital	$896,330,226	$113,350,544	$234,219,708	$447,143,647	$4,737,874,793
Distributable earnings/(losses)	1,058,827,347	90,455,209	(7,771,454)	96,051,612	(127,089,269)

Net Assets	$1,955,157,573	$203,805,753	$226,448,254	$543,195,259	$4,610,785,524

Retail Shares:
Net Assets	$1,016,235,268	$40,867,711	$59,815,169	$213,014,931	$753,457,881
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,274,807	2,584,537	3,147,974	10,257,306	60,524,659

Net Asset Value and Offering Price Per Share	$47.77	$15.81	$19.00	$20.77	$12.45

Institutional Shares:
Net Assets	$815,586,111	$70,762,850	$154,187,750	$320,849,321	$3,850,048,975
Shares Outstanding ($0.01 par value; indefinite shares authorized)	16,693,599	4,381,939	7,992,969	15,208,894	308,692,007

Net Asset Value and Offering Price Per Share	$48.86	$16.15	$19.29	$21.10	$12.47

R6 Shares:
Net Assets	$123,336,194	$92,175,192	$12,445,335	$9,331,007	$7,278,668
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,524,313	5,705,546	645,114	442,266	583,291

Net Asset Value and Offering Price Per Share	$48.86	$16.16	$19.29	$21.10	$12.48

*Investments in securities, at cost
Unaffiliated investments	$1,479,783,939	$111,162,791	$220,882,154	$447,593,684	$4,449,481,789
“Affiliated” investments	—	—	—	—	14,881,766
**Repurchase agreements, at cost	439,881	119,757	7,467,184	—	187,316,031

Total investments, at cost	$1,480,223,820	$111,282,548	$228,349,338	$447,593,684	$4,651,679,586

†Foreign currency, at cost:	$—	$—	$1,557	$—	$88,246

32	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$26,244,714	$88,085,229	$2,701,630	$7,214,547
“Affiliated” investments	—	—	—	—
Repurchase agreements, at value**	7,531,940	—	131,459	813,558

Total investments, at value	33,776,654	88,085,229	2,833,089	8,028,105
Foreign currency, at value†	—	—	—	—
Cash	3,325	90,888	644	—
Receivable for shares sold	76,456	2,222,960	8,750	50,686
Dividends and interest receivable	14,959	3,798	14,604	3,098
Prepaid expenses	73	72	3	—
Receivable for securities sold	429,854	—	—	—
Other assets	104,294	—	—	—

	34,405,615	90,402,947	2,857,090	8,081,889

Liabilities:
Payable for borrowings against line of credit	—	700,000	—	—
Payable for securities purchased	—	392,119	20,657	—
Payable for shares redeemed	356,791	62,537	—	—
Investment advisory fees payable (Note 4)	—	235	—	—
Distribution fees payable (Note 4)	248	565	935	740
Accrued capital gains taxes	—	477	—	—
Accrued expenses and other payables	129,406	86,600	59,048	59,501

	486,445	1,242,533	80,640	60,241

Net Assets	$33,919,170	$89,160,414	$2,776,450	$8,021,648

Net Assets consist of:
Paid-in capital	$67,773,232	$86,872,045	$3,141,865	$8,777,285
Distributable earnings/(losses)	(33,854,062)	2,288,369	(365,415)	(755,637)

Net Assets	$33,919,170	$89,160,414	$2,776,450	$8,021,648

Retail Shares:
Net Assets	$25,938,377	$35,716,605	$451,863	$2,803,159
Shares Outstanding ($0.01 par value; indefinite shares authorized)	4,239,502	1,806,893	52,351	294,847

Net Asset Value and Offering Price Per Share	$6.12	$19.77	$8.63	$9.51

Institutional Shares:
Net Assets	$7,590,414	$49,220,592	$1,965,159	$4,495,963
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,218,850	2,458,765	226,951	471,983

Net Asset Value and Offering Price Per Share	$6.23	$20.02	$8.66	$9.53

R6 Shares:
Net Assets	$390,379	$4,223,217	$359,428	$722,526
Shares Outstanding ($0.01 par value; indefinite shares authorized)	62,711	210,843	41,488	75,892

Net Asset Value and Offering Price Per Share	$6.23	$20.03	$8.66	$9.52

*Investments in securities, at cost:
Unaffiliated investments	$19,599,638	$81,846,531	2,874,990	$7,648,551
“Affiliated” investments	—	—	—	—
**Repurchase agreements, at cost	7,531,940	—	131,459	813,558

Total investments, at cost	$27,131,578	$81,846,531	$3,006,449	$8,462,109

†Foreign currency, at cost:	$—	$—	$—	$—

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2018

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$19,654,691	$1,836,404	$3,081,424	$11,228,131	$100,958,916
Interest	1,008	3,407	71,221	122,425	1,475,565
Foreign taxes withheld on dividends	—	—	(303,597)	(54,113)	(10,405,742)

Total income	19,655,699	1,839,811	2,849,048	11,296,443	92,028,739

Expenses:
Investment advisory fees (Note 4)	21,864,256	2,138,083	2,078,981	9,168,137	53,486,279
Distribution fees — Retail Shares (Note 4)	2,913,132	110,598	162,932	869,781	2,616,095
Shareholder servicing agent fees and expenses — Retail Shares	150,847	21,865	22,880	63,123	91,630
Shareholder servicing agent fees and expenses — Institutional Shares	53,755	2,557	17,968	37,907	150,974
Shareholder servicing agent fees and expenses — R6 Shares	5,715	4,054	580	455	322
Line of credit fees	485,502	2,087	2,758	8,730	57,302
Reports to shareholders	244,720	6,907	64,430	166,820	919,650
Registration and filing fees	104,570	52,490	88,580	81,140	360,900
Trustee fees and expenses	99,188	9,641	10,495	43,262	243,009
Professional fees	93,580	51,206	53,487	61,437	273,225
Custodian and fund accounting fees	89,056	33,224	151,754	102,566	3,424,425
Administration fees	37,836	37,855	37,836	37,923	37,869
Insurance expense	22,986	2,265	1,991	12,397	57,238
Miscellaneous expenses	1,800	1,859	3,445	2,342	5,321

Total operating expenses	26,166,943	2,474,691	2,698,117	10,656,020	61,724,239
Interest expense on borrowings	15,579,425	930	306	302	—

Total expenses	41,746,368	2,475,621	2,698,423	10,656,322	61,724,239
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(18,408)	(91,260)	—	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(183,304)	—	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(526)	(14,678)	—	—

Net expenses	41,746,368	2,456,687	2,409,181	10,656,322	61,724,239

Net investment income (loss)	(22,090,669)	(616,876)	439,867	640,121	30,304,500

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	15,083,724	(452,569)	3,840,867 [1]	57,171,383	60,824,989 [3]
Net realized gain (loss) on foreign currency transactions	(2,079)	—	(269,202)	(113,900)	(4,696,726)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(40,848,117)	8,560,274	(56,981,390)[2]	(258,446,345)	(1,208,709,129)[4]
Investments — “Affiliated” investments	—	—	—	—	(3,938,515)
Foreign currency translations	(912)	—	(1,347)	(1,485)	34,391

Net gain (loss) on investments	(25,767,384)	8,107,705	(53,411,072)	(201,390,347)	(1,156,484,990)

Net increase (decrease) in net assets resulting from operations	$(47,858,053)	$7,490,829	$(52,971,205)	$(200,750,226)	$(1,126,180,490)

[1]	Net of realized foreign capital gains tax of $26,082.
[2]	Decrease in accrued foreign capital gains tax payable of $523,862.
[3]	Net of realized foreign capital gains tax of $406,594.
[4]	Decrease in accrued foreign capital gains tax payable of $14,571,032.

34	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund[2]	Baron Health Care Fund[3]
Investment income:
Income:
Dividends — Unaffiliated investments	$554,533	$168,679	$71,083	$16,548
Interest	105,952	12,402	452	1,439
Foreign taxes withheld on dividends	(5,224)	(16,366)	(563)	(62)

Total income	655,261	164,715	70,972	17,925

Expenses:
Investment advisory fees (Note 4)	545,478	705,349	20,903	26,267
Distribution fees — Retail Shares (Note 4)	92,602	95,698	935	3,740
Shareholder servicing agent fees and expenses — Retail Shares	20,931	20,317	12,185	8,402
Shareholder servicing agent fees and expenses — Institutional Shares	11,058	11,539	9,524	6,271
Shareholder servicing agent fees and expenses — R6 Shares	24	190	15	11
Line of credit fees	340	940	35	119
Reports to shareholders	48,218	26,340	510	421
Registration and filing fees	60,070	68,713	43,999	9,640
Trustee fees and expenses	2,534	3,598	116	131
Professional fees	87,362	44,014	43,630	40,750
Custodian and fund accounting fees	41,966	62,949	39,646	29,612
Administration fees	37,803	37,829	37,857	27,696
Insurance expense	741	552	25	—
Miscellaneous expenses	1,856	1,890	2,170	111

Total operating expenses	950,983	1,079,918	211,550	153,171
Interest expense on borrowings	1,067	68	—	—

Total expenses	952,050	1,079,986	211,550	153,171
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(176,512)	(114,210)	(35,123)	(57,503)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(79,554)	(112,127)	(132,804)	(56,437)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(2,343)	(11,010)	(20,392)	(5,721)

Net expenses	693,641	842,639	23,231	33,510

Net investment income (loss)	(38,380)	(677,924)	47,741	(15,585)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(3,236,347)	(2,915,497)	(192,755)	(321,633)
Net realized gain (loss) on foreign currency transactions	(1,215)	(24,744)	(559)	140
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(8,606,594)	(5,969,973)[1]	(173,360)	(434,004)
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	(502)	1,847	(2)	—

Net gain (loss) on investments	(11,844,658)	(8,908,367)	(366,676)	(755,497)

Net increase (decrease) in net assets resulting from operations	$(11,883,038)	$(9,586,291)	$(318,935)	$(771,082)

[1]	Increase in accrued foreign capital gains tax payable of $32,155.
[2]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[3]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.

See Notes to Financial Statements.	35

Baron Select Funds	December 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(22,090,669)	$(14,034,659)	$(616,876)	$(839,831)	$439,867	$(185,782)
Net realized gain (loss)	15,081,645	161,556,501	(452,569)	4,443,485	3,571,665	6,463,190
Change in net unrealized appreciation (depreciation)	(40,849,029)	342,753,599	8,560,274	40,385,685	(56,982,737)	32,367,624

Increase (decrease) in net assets resulting from operations	(47,858,053)	490,275,441	7,490,829	43,989,339	(52,971,205)	38,645,032

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	(431,996)	(888,028)	(2,152,374)	(1,934,983)
Distributable earnings — Institutional Shares	—	—	(712,211)	(2,636,156)	(5,328,219)	(3,562,276)
Distributable earnings — R6 Shares	—	—	(944,300)	(462,831)	(421,535)	(26,022)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	(2,088,507)	(3,987,015)	(7,902,128)	(5,523,281)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	155,925,276	222,009,007	3,162,803	3,008,092	73,609,482	14,331,143
Proceeds from the sale of shares — Institutional Shares	314,519,421	186,023,573	12,083,506	3,581,892	186,489,970	53,836,213
Proceeds from the sale of shares — R6 Shares	119,688,432	4,422,315	70,752,895	10,965,359	15,256,024	222,236
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	421,927	870,815	2,122,207	1,910,917
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	704,835	2,573,055	5,272,168	3,517,622
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	944,300	462,858	421,536	26,022
Cost of shares redeemed — Retail Shares	(219,787,541)	(318,331,141)	(6,467,613)	(7,636,878)	(56,403,653)	(15,034,207)
Cost of shares redeemed — Institutional Shares	(339,332,670)	(179,824,490)	(75,949,660)	(36,214,295)	(107,486,270)	(11,479,128)
Cost of shares redeemed — R6 Shares	(52,377)	(1,300)	(57,736)	—	(32,907)	—

Increase (decrease) in net assets derived from capital share transactions	30,960,541	(85,702,036)	5,595,257	(22,389,102)	119,248,557	47,330,818

Net increase (decrease) in net assets	(16,897,512)	404,573,405	10,997,579	17,613,222	58,375,224	80,452,569

Net Assets:
Beginning of year	1,972,055,085	1,567,481,680	192,808,174	175,194,952	168,073,030	87,620,461

End of year	$1,955,157,573	$1,972,055,085	$203,805,753	$192,808,174	$226,448,254	$168,073,030

Capital share transactions — Retail Shares
Shares sold	2,763,676	4,888,267	185,094	204,928	3,157,981	662,537
Shares issued in reinvestment of distributions	—	—	23,221	56,707	102,161	82,221
Shares redeemed	(4,088,270)	(6,951,061)	(383,305)	(533,149)	(2,477,734)	(693,846)

Net increase (decrease)	(1,324,594)	(2,062,794)	(174,990)	(271,514)	782,408	50,912

Capital share transactions — Institutional Shares
Shares sold	5,677,101	4,028,476	700,376	233,512	7,855,375	2,456,126
Shares issued in reinvestment of distributions	—	—	38,017	164,730	250,659	149,548
Shares redeemed	(6,172,617)	(3,954,884)	(4,517,080)	(2,446,408)	(4,691,537)	(513,638)

Net increase (decrease)	(495,516)	73,592	(3,778,687)	(2,048,166)	3,414,497	2,092,036

Capital share transactions — R6 Shares
Shares sold	2,213,681	92,466	4,217,821	731,458	594,888	10,195
Shares issued in reinvestment of dividends	—	—	50,906	29,602	20,056	1,107
Shares redeemed	(955)	(26)	(3,343)	—	(1,596)	—

Net increase (decrease)	2,212,726	92,440	4,265,384	761,060	613,348	11,302

36	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Energy and Resources Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$640,121	$1,516,324	$30,304,500	$15,197,129	$(38,380)	$(4,075)
Net realized gain (loss)	57,057,483	93,853,708	56,128,263	89,764,536	(3,237,562)	(5,501,035)
Change in net unrealized appreciation (depreciation)	(258,447,830)	171,979,121	(1,212,613,253)	1,110,157,983	(8,607,096)	(6,307,045)

Increase (decrease) in net assets resulting from operations	(200,750,226)	267,349,153	(1,126,180,490)	1,215,119,648	(11,883,038)	(11,812,155)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(26,442,877)	(19,586,974)	(1,117,756)	(2,477,009)	—	(42,458)
Distributable earnings — Institutional Shares	(44,416,235)	(29,765,405)	(19,835,537)	(15,761,419)	—	(20,747)
Distributable earnings — R6 Shares	(1,041,760)	(150,609)	(35,277)	(19,953)	—	(458)
Return of capital — Retail Shares	—	—	—	(97,705)	—	—
Return of capital — Institutional Shares	—	—	—	(668,030)	—	—
Return of capital — R6 Shares	—	—	—	(849)	—	—

Decrease in net assets from distributions to shareholders	(71,900,872)	(49,502,988)	(20,988,570)	(19,024,965)	—	(63,663)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	46,383,253	52,297,183	437,158,440	576,492,989	12,092,014	15,864,355
Proceeds from the sale of shares — Institutional Shares	157,251,123	151,031,484	2,493,450,504	1,535,106,695	7,117,574	16,689,985
Proceeds from the sale of shares — R6 Shares	9,119,192	788,278	5,761,844	3,948,649	187,053	93,188
Net asset value of shares issued in reinvestment of distributions — Retail Shares	25,858,417	19,130,055	1,105,010	2,554,113	—	42,127
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	39,636,583	26,676,931	14,691,205	13,281,533	—	20,747
Net asset value of shares issues in reinvestment of distribution — R6 Shares	1,041,760	150,609	35,277	20,802	—	458
Cost of shares redeemed — Retail Shares	(183,064,021)	(169,935,360)	(589,651,543)	(531,964,452)	(15,035,679)	(43,006,844)
Cost of shares redeemed — Institutional Shares	(367,687,032)	(160,776,671)	(1,571,656,493)	(427,891,569)	(13,424,791)	(26,748,316)
Cost of shares redeemed — R6 Shares	(342,264)	(126,052)	(1,703,944)	(872,502)	(77,166)	(34,866)

Increase (decrease) in net assets derived from capital share transactions	(271,802,989)	(80,763,543)	789,190,300	1,170,676,258	(9,140,995)	(37,079,166)

Net increase (decrease) in net assets	(544,454,087)	137,082,622	(357,978,760)	2,366,770,941	(21,024,033)	(48,954,984)

Net Assets:
Beginning of year	1,087,649,346	950,566,724	4,968,764,284	2,601,993,343	54,943,203	103,898,187

End of year	$543,195,259	$1,087,649,346	$4,610,785,524	$4,968,764,284	$33,919,170	$54,943,203

Capital share transactions — Retail Shares
Shares sold	1,650,560	1,896,505	29,805,250	43,874,157	1,467,519	1,960,005
Shares issued in reinvestment of distributions	1,095,758	658,295	86,127	171,603	—	5,429
Shares redeemed	(6,912,902)	(6,466,757)	(42,512,468)	(41,055,180)	(1,824,096)	(5,457,480)

Net increase (decrease)	(4,166,584)	(3,911,957)	(12,621,091)	2,990,580	(356,577)	(3,492,046)

Capital share transactions — Institutional Shares
Shares sold	5,584,334	5,485,149	174,281,858	114,280,220	824,801	1,970,176
Shares issued in reinvestment of distributions	1,646,864	905,223	1,143,284	887,345	—	2,636
Shares redeemed	(13,937,485)	(5,982,634)	(116,693,326)	(32,127,885)	(1,638,155)	(3,312,908)

Net increase (decrease)	(6,706,287)	407,738	58,731,816	83,039,680	(813,354)	(1,340,096)

Capital share transactions — R6 Shares
Shares sold	299,573	29,771	393,021	312,694	21,601	12,162
Shares issued in reinvestment of dividends	43,450	5,111	2,743	1,390	—	58
Shares redeemed	(12,444)	(4,460)	(126,452)	(63,196)	(9,754)	(4,373)

Net increase (decrease)	330,579	30,422	269,312	250,888	11,847	7,847

See Notes to Financial Statements.	37

Baron Select Funds	December 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Global Advantage Fund		Baron Real Estate Income Fund	Baron Health Care Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018[1]	For the Period Ended December 31, 2018[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(677,924)	$(247,055)	$47,741	$(15,585)
Net realized gain (loss)	(2,940,241)	(110,191)	(193,314)	(321,493)
Change in net unrealized appreciation (depreciation)	(5,968,126)	10,073,146	(173,362)	(434,004)

Increase (decrease) in net assets resulting from operations	(9,586,291)	9,715,900	(318,935)	(771,082)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	(5,824)	—
Distributable earnings — Institutional Shares	—	—	(34,663)	—
Distributable earnings — R6 Shares	—	—	(6,188)	—
Return of capital — Retail Shares	—	—	(3,850)	—
Return of capital — Institutional Shares	—	—	(22,912)	—
Return of capital — R6 Shares	—	—	(4,091)	—

Decrease in net assets from distributions to shareholders	—	—	(77,528)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	48,440,480	21,524,300	950,100	4,202,417
Proceeds from the sale of shares — Institutional Shares	60,517,660	15,744,158	2,223,055	4,913,431
Proceeds from the sale of shares — R6 Shares	4,427,176	142,827	444,807	792,587
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	8,610	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	57,574	—
Net asset value of shares issues in reinvestment of distribution —R6 Shares	—	—	10,278	—
Cost of shares redeemed — Retail Shares	(27,107,071)	(12,898,122)	(450,951)	(1,115,304)
Cost of shares redeemed — Institutional Shares	(31,083,207)	(337,797)	(20,650)	(401)
Cost of shares redeemed — R6 Shares	(56,714)	—	(49,910)	—

Increase (decrease) in net assets derived from capital share transactions	55,138,324	24,175,366	3,172,913	8,792,730

Net increase (decrease) in net assets	45,552,033	33,891,266	2,776,450	8,021,648

Net Assets:
Beginning of year	43,608,381	9,717,115	—	—

End of year	$89,160,414	$43,608,381	$2,776,450	$8,021,648

Capital share transactions — Retail Shares
Shares sold	2,140,868	1,256,722	97,663	401,745
Shares issued in reinvestment of distributions	—	—	903	—
Shares redeemed	(1,229,922)	(721,991)	(46,215)	(106,898)

Net increase (decrease)	910,946	534,731	52,351	294,847

Capital share transactions — Institutional Shares
Shares sold	2,682,700	880,482	223,106	472,023
Shares issued in reinvestment of distributions	—	—	5,999	—
Shares redeemed	(1,416,631)	(18,648)	(2,154)	(40)

Net increase (decrease)	1,266,069	861,834	226,951	471,983

Capital share transactions — R6 Shares
Shares sold	193,795	7,954	45,420	75,892
Shares issued in reinvestment of dividends	—	—	1,069	—
Shares redeemed	(2,549)	—	(5,001)	—

Net increase (decrease)	191,246	7,954	41,488	75,892

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.

38	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(47,858,053)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(409,546,862)
Proceeds from sales of portfolio securities	224,058,857
Net purchases, sales and maturities of short-term investments	(54,922)
Increase in dividends and interest receivable	(916,433)
Increase in prepaid expenses	(67,957)
Increase in accrued expenses	760,398
Net realized gain on investments	(15,083,724)
Change in net unrealized depreciation of investments	40,848,117

Net cash used by operating activities	$(207,860,579)

Cash Provided in Financing Activities
Proceeds from shares sold	588,558,069
Payment for shares redeemed	(560,493,672)
Increase in payable for borrowings against line of credit	176,000,000

Net cash provided in financing activities	204,064,397

Net decrease in cash	(3,796,182)
Cash at beginning of year	3,796,182

Cash at end of year	$—

Supplemental cash flow information:
Interest paid	$14,777,589

See Notes to Financial Statements.	39

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, which are diversified. Baron WealthBuilder Fund is presented in a separate Annual Report. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Each Fund offers Retail Shares, Institutional Shares and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Baron Real Estate Income Fund and Baron Health Care Fund commenced investment operations on January 2, 2018 and April 30, 2018, respectively.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security, or at intrinsic value, which is calculated as the price of the common share on the valuation date, adjusted for any accrued and unpaid dividends. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser uses a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the NAV is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not participate in securities lending activities during the year ended December 31, 2018.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2018, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$409,708,838	$218,005,103
Baron Focused Growth Fund	11,063,010	3,908,974
Baron International Growth Fund	216,356,444	108,595,884
Baron Real Estate Fund	489,882,682	811,020,511
Baron Emerging Markets Fund	2,963,732,710	2,120,985,192
Baron Energy and Resources Fund	10,040,466	27,330,928
Baron Global Advantage Fund	71,213,149	15,503,894
Baron Real Estate Income Fund	4,893,954	1,810,227
Baron Health Care Fund	9,260,900	1,290,716

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund equal to 0.88%, 0.85%, 0.75% and 0.75%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2018, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Partners Fund	$5,379,418	$—	$—
Baron International Growth Fund	39,000	—	—
Baron Real Estate Fund	—	3,657,879	(1,184,983)
Baron Real Estate Income Fund	—	6,803	(2,538)

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $750 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 30, 2019. Baron Partners Fund may borrow up to the lesser of $750 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2018, interest expense incurred on these loans amounted to $15,579,425. During the year ended December 31, 2018, Baron Partners Fund had an average daily balance on the line of credit of $530.6 million at a weighted average interest rate of 2.94%. At December 31, 2018, Baron Partners Fund had an outstanding balance in the amount of $601,500,000.

The Funds, (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. During the year ended December 31, 2018, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund had borrowings under the line of credit and incurred interest expense of $930, $306, $302, $1,067 and $68, respectively. For the 9 days during which there were borrowings, Baron Focused Growth Fund had an average daily balance on the line of credit of $1.2 million at a weighted average interest rate of 3.27%. For the 4 days during which there were borrowings, Baron International Growth Fund had an average daily balance on the line of credit of $1.0 million at a weighted average interest rate of 2.73%. For the 1 day during which there were borrowings, Baron Real Estate Fund had an average daily balance on the line of credit of $3.1 million at a weighted average interest rate of 3.55%. For the 8 days during which there were borrowings, Baron Energy and Resources Fund had an average daily balance on the line of credit of $1.6 million at a weighted average interest rate of 3.11%. For the 1 day during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $0.7 million at a weighted average interest rate of 3.55%. At December 31, 2018, Baron Real Estate Fund and Baron Global Advantage Fund had outstanding balances in the amounts of $3,100,000 and $700,000, respectively.

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At December 31, 2018, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2018, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$46,723,583

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	82,142,319

Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	197,058

Total Restricted Securities:		$129,062,960

(Cost $98,250,037 )† (6.60% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$4,397,380

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	5,771,342

Total Restricted Securities:		$10,168,722

(Cost $7,449,906)† (4.99% of Net Assets)

	Baron Energy and Resources Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Gravity Oilfield Services, Inc.	2/15/2017	$1,558,050

(Cost $1,498,125) (4.59% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,425,703,949	$—	$—	$2,425,703,949
Private Common Stocks	—	—	46,723,583	46,723,583
Private Preferred Stocks	—	—	82,142,319	82,142,319
Private Partnerships	—	—	197,058	197,058
Short Term Investments	—	439,881	—	439,881

Total Investments	$2,425,703,949	$439,881	$129,062,960	$2,555,206,790

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$178,623,550	$—	$—	$178,623,550
Private Common Stocks	—	—	4,397,380	4,397,380
Preferred Stocks	—	14,077,544	—	14,077,544
Private Preferred Stocks	—	—	5,771,342	5,771,342
Short Term Investments	—	119,757	—	119,757

Total Investments	$178,623,550	$14,197,301	$10,168,722	$202,989,573

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$99,248,054	$116,839,242	$—	$216,087,296
Short Term Investments	—	7,467,184	—	7,467,184

Total Investments	$99,248,054	$124,306,426	$—	$223,554,480

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$533,262,424	$12,275,717	$—	$545,538,141

Total Investments	$533,262,424	$12,275,717	$—	$545,538,141

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,111,796,421	$3,291,322,932	$—	$4,403,119,353
Private Preferred Stocks	—	339,120	—	339,120
Short Term Investments	—	187,316,031	—	187,316,031

Total Investments	$1,111,796,421	$3,478,978,083	$—	$4,590,774,504

	Baron Energy and Resources Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$24,686,664	$—	$—	$24,686,664
Private Common Stocks	—	—	1,558,050	1,558,050
Short Term Investments	—	7,531,940	—	7,531,940

Total Investments	$24,686,664	$7,531,940	$1,558,050	$33,776,654

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$75,483,683	$12,601,546	$—	$88,085,229

Total Investments	$75,483,683	$12,601,546	$—	$88,085,229

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,645,540	$56,090	$—	$2,701,630
Short Term Investments	—	131,459	—	131,459

Total Investments	$2,645,540	$187,549	$—	$2,833,089

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,818,333	$396,214	$—	$7,214,547
Short Term Investments	—	813,558	—	813,558

Total Investments	$6,818,333	$1,209,772	$—	$8,028,105

†	See Statements of Net Assets for additional detailed categorizations.

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2018
Private Common Stocks
Industrials	$34,654,835	$—	$—	$12,068,748	$—	$—	$—	$—	$46,723,583	$12,068,748
Private Preferred Stocks
Industrials	42,808,873	—	—	17,083,414	22,250,032	—	—	—	82,142,319	17,083,414
Private Partnerships
Financials	735,176	—	1,518,524	(538,118)	—	(1,518,524)		—	197,058	(538,118)

Total	$78,198,884	$—	$1,518,524	$28,614,044	$22,250,032	$(1,518,524)	$—	$—	$129,062,960	$28,614,044

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2018
Private Common Stocks
Industrials	$3,261,533	$—	$—	$1,135,847	$—	$—	$—	$—	$4,397,380	$1,135,847
Private Preferred Stocks
Industrials	4,077,088	—	—	1,444,303	249,951	—	—	—	5,771,342	1,444,303

Total	$7,338,621	$—	$—	$2,580,150	$249,951	$—	$—	$—	$10,168,722	$2,580,150

	Baron Energy and Resources Fund

Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2018
Private Common Stocks
Energy	$1,721,250	$—	$—	$(163,200)	$—	$—	$—	$—	$1,558,050	$(163,200)

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2018 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2018	Range used on December 31, 2018
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$128,865,902*	Combination of discounted cash flow analysis, current value via comparable companies, option- pricing, and arms- length transaction methods	Change in the composite equity index of comparable companies	0.84%	(1.34)% - 1.59%
				Discount for lack of marketability	3.75%	3.75%
				Estimated volatility of the returns of equity[1]	32.80%	23.84% - 92.90%

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2018	Range used on December 31, 2018
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$10,168,722*	Combination of discounted cash flow analysis, current value via comparable companies, option- pricing, and arms- length transaction methods	Change in the composite equity index of comparable companies	0.84%	(1.34)% - 1.59%
				Discount for lack of marketability	3.75%	3.75%
				Estimated volatility of the returns of equity[1]	32.80%	23.84% - 92.90%

Baron Energy and Resources Fund

Sector	Company	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2018	Range used on December 31, 2018
Private Common Stocks: Energy	Gravity Oilfield Services, Inc.	$1,558,050	Combination of scenario analysis, current value via comparable companies, and option-pricing methods.	EV/EBITDA Multiple[2]	5.30x	3.94x - 6.87x
				Scenario Probabilities	16.67%	5% - 40%
				Change in the composite equity index of comparable companies	1.66%	(2.02)% - 5.00%
				Discount for lack of marketability	12.69%	7.41% - 13.95%
				Estimated volatility of the returns of equity[3]	50.89%	50.84% - 51.30%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment’s volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

[2]	The multiple was derived as a weighted-average of the multiples used in five different valuation scenarios.
[3]

The volatility was calculated as a weighted-average of the volatilities used in six valuation scenarios. Each scenario’s volatility was calculated as the simple average of the volatilities of comparable companies.

*	The fair value as of December 31, 2018 includes a third party transaction price.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2018, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, Ordinary Loss Netting to Reduce Short Term Capital Gains, Adjustments to the Prior Period Accumulated Balances, foreign currency gains and losses, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-In Capital
Baron Partners Fund	$6,913,007	$(7,332,587)	$419,580
Baron Focused Growth Fund	616,876	(55,797)	(561,079)
Baron International Growth Fund	(295,517)	295,517	—
Baron Real Estate Fund	(113,900)	113,900	—
Baron Emerging Markets Fund	(5,103,320)	5,103,320	—
Baron Energy and Resources Fund	(203,499)	1,101,326	(897,827)
Baron Global Advantage Fund	686,297	17,682	(703,979)
Baron Real Estate Income Fund	(285)	480	(195)
Baron Health Care Fund	15,585	(140)	(15,445)

As of December 31, 2018, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,484,388,813	$111,282,548	$229,998,207	$454,832,026	$4,669,665,206

Gross tax unrealized appreciation	1,136,573,677	93,222,336	27,785,663	113,201,005	491,996,309
Gross tax unrealized depreciation	(65,755,700)	(1,515,311)	(34,229,390)	(22,494,890)	(570,887,011)

Net tax unrealized appreciation (depreciation)	1,070,817,977	91,707,025	(6,443,727)	90,706,115	(78,890,702)
Net tax unrealized currency appreciation (depreciation)	—	—	281	(1,464)	(397,232)
Undistributed net investment income	433,797	—	144,350	524,306	814,456
Non-deductible interest expense	(14,492,335)	—	—	—	—
Undistributed net realized gain	3,233,231	—	84,799	4,822,655	—
Qualified late year loss deferral	(1,165,323)	—	(1,557,157)	—	(28,372,333)
Capital loss carryforwards	—	(1,251,816)	—	—	(20,243,458)
Paid-in capital	896,330,226	113,350,544	234,219,708	447,143,647	4,737,874,793

Net Assets	$1,955,157,573	$203,805,753	$226,448,254	$543,195,259	$4,610,785,524

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Cost of investments	$26,981,908	$81,880,362	$3,039,147	$8,572,088

Gross tax unrealized appreciation	7,153,554	13,040,798	78,783	182,748
Gross tax unrealized depreciation	(358,808)	(6,835,931)	(284,841)	(726,731)

Net tax unrealized appreciation (depreciation)	6,794,746	6,204,867	(206,058)	(543,983)
Net tax unrealized currency appreciation (depreciation)	(502)	(321)	(2)	—
Undistributed net investment income	—	—	—	—
Non-deductible interest expense	—	—	—	—
Undistributed net realized gain	—	—	—	—
Qualified late year loss deferral	(4,513,634)	—	(36,957)	—
Capital loss carryforwards	(36,134,672)	(3,916,177)	(122,398)	(211,654)
Paid-in capital	67,773,232	86,872,045	3,141,865	8,777,285

Net Assets	$33,919,170	$89,160,414	$2,776,450	$8,021,648

Baron Select Funds	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2018, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$—	$40,867	$—	$—	$20,243,458

Long term:
No expiration date	—	1,210,949	—	—	—

Capital loss carryforward utilized during the year ended December 31, 2018	$—	$—	$—	$—	$105,397,334

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Short term:
No expiration date	$19,689,223	$3,835,504	$122,398	$211,654

Long term:
No expiration date	16,445,449	80,673	—	—

Capital loss carryforward utilized during the year ended December 31, 2018	$2,030,446	$—	$—	$—

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—	$—
Baron Focused Growth Fund	—	2,088,507	—	18,516	3,968,499	—
Baron International Growth Fund	617,685	7,284,443	—	—	5,523,281	—
Baron Real Estate Fund	1,388,009	70,512,863	—	—	49,502,988	—
Baron Emerging Markets Fund	20,988,570	—	—	18,258,381	—	766,584
Baron Energy and Resources Fund	—	—	—	63,663	—	—
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	46,675	—	30,853	N/A	N/A	N/A
Baron Health Care Fund	—	—	—	N/A	N/A	N/A

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2018, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2018, the officers, trustees and portfolio managers owned, directly or indirectly, 55.40% of Baron Focused Growth Fund and 74.04% of Baron Real Estate Income Fund. As of December 31, 2018, the officers, trustees, portfolio managers and one other investor owned, directly or indirectly, 55.30% of Baron Health Care Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Real Estate Income Fund and Baron Health Care Fund shareholders.

December 31, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON EMERGING MARKETS FUND

Name of Issuer	Value at December 31, 2017	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2018	Value at December 31, 2018	% of Net Assets at December 31, 2018
“Affiliated” Company as of December 31, 2018:
Lekoil Ltd.	$7,156,444	$—	$—	$(3,938,515)	$—	$—	32,618,323	$3,217,929	0.07%

[1]

An “Affiliated” Company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2018.

11. RECENT ACCOUNTING PRONOUNCEMENTS

As of November 5, 2018, pursuant to the SEC Release #33-10532 “Disclosure Update and Simplification,” funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operations. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income and net realized gain from investments, were as follows:

Net Investment Income	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	$—	$—	$—
Baron Focused Growth Fund	260	15,567	2,689
Baron International Growth Fund	—	—	—
Baron Real Estate Fund	—	—	—
Baron Emerging Markets Fund	2,477,009	15,761,419	19,953
Baron Energy and Resources Fund	42,458	20,747	458
Baron Global Advantage Fund	—	—	—

Net Realized Gain on Investments	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	$—	$—	$—
Baron Focused Growth Fund	887,768	2,620,589	460,142
Baron International Growth Fund	1,934,983	3,562,276	26,022
Baron Real Estate Fund	19,586,974	29,765,405	150,609
Baron Emerging Markets Fund	—	—	—
Baron Energy and Resources Fund	—	—	—
Baron Global Advantage Fund	—	—	—

As part of this update, it is no longer required to disclose the undistributed (accumulated) net investment income (loss)/(distributions in excess of net investment income), which were as follows as of December 31, 2017:

Baron Partners Fund	$(7,203)
Baron Focused Growth Fund	—
Baron International Growth Fund	(1,943)
Baron Real Estate Fund	1,386,093
Baron Emerging Markets Fund	(3,398,154)
Baron Energy and Resources Fund	1,012,030
Baron Global Advantage Fund	(11,927)

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has elected to early adopt this guidance and the amendments are reflected in the current year financial statements.

12. SUBSEQUENT EVENT

The Board of Trustees approved the liquidation of the Baron Energy and Resources Fund which will occur on or about April 29, 2019 (the “Liquidation Date”). Effective at the close of market on February 8, 2019, the Fund has ceased accepting purchase orders from new and existing investors. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Baron Fund that they are eligible to purchase at any time prior to the Liquidation Date. If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds, subject to any required withholding, will be sent to the shareholder at the shareholder’s address of record. Additional information is included in the Fund’s supplement dated February 8, 2019 to the Prospectus, Summary Prospectus and SAI dated April 30, 2018.

Baron Select Funds	December 31, 2018

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Total expenses (%)		Less: interest expense (%)	Net Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	48.75	(0.61)[1]	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

2011	20.57	(0.14)[1]	(1.04)	(1.18)	0.00	0.00	0.00	19.39	(5.74)	1.71		(0.36)	1.35		(0.69)	970.4	16.96

2010	15.64	(0.09)[1]	5.02	4.93	0.00	0.00	0.00	20.57	31.52	1.71		(0.34)	1.37		(0.51)	1,251.9	15.85

2009	12.20	(0.04)[1]	3.48	3.44	0.00	0.00	0.00	15.64	28.20	1.51		(0.10)	1.41		(0.30)	1,249.3	32.43

INSTITUTIONAL SHARES

Year Ended December 31,

2018	49.73	(0.49)[1]	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

2011	20.66	(0.08)[1]	(1.06)	(1.14)	0.00	0.00	0.00	19.52	(5.52)	1.45		(0.36)	1.09		(0.41)	123.7	16.96

2010	15.66	(0.06)[1]	5.06	5.00	0.00	0.00	0.00	20.66	31.93	1.45		(0.34)	1.11		(0.36)	119.9	15.85

2009[4]	12.66	(0.03)[1]	3.03	3.00	0.00	0.00	0.00	15.66	23.70 [2]	1.38	[3]	(0.21)[3]	1.17	[3]	(0.31)[3]	158.5	32.43

R6 SHARES

Year Ended December 31,

2018	49.73	(0.46)[1]	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016[5]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period May 29, 2009 (initial offering of Institutional shares) to December 31, 2009.
[5]	For the period August 31, 2016 (initial offering of R6 shares) to December 31, 2016.

52	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	15.38	(0.08)[1]	0.68	0.60	0.00	(0.17)	0.00	(0.17)	15.81	3.75	[3]	1.39	[9]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)[1]	3.36	3.27	(0.00)[2]	(0.32)	0.00	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01 [1]	0.08	0.09	0.00	(0.75)	0.00	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)[1]	(0.35)	(0.36)	(0.02)	(0.74)	0.00	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04 [1]	0.29	0.33	0.00	(0.09)	0.00	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)[1]	2.95	2.88	(0.17)	0.00	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24 [1]	1.31	1.55	0.00	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38

2011	9.85	(0.07)[1]	(0.07)	(0.14)	0.00	0.00	0.00	0.00	9.71	(1.42)[3]		1.48		(0.13)	1.35		(0.69)	28.3	44.58

2010	8.14	(0.01)[1]	2.05	2.04	(0.33)	0.00	0.00	(0.33)	9.85	25.17	[3]	1.47		(0.12)	1.35		(0.16)	46.4	24.08

2009	6.27	0.12 [1]	2.00	2.12	(0.13)	0.00	(0.12)	(0.25)	8.14	33.77	[3]	1.52		(0.17)	1.35		1.81	39.9	34.76

INSTITUTIONAL SHARES

Year Ended December 31,

2018	15.66	(0.05)[1]	0.71	0.66	0.00	(0.17)	0.00	(0.17)	16.15	4.07		1.09	[9]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)[1]	3.41	3.35	(0.00)[2]	(0.32)	0.00	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05 [1]	0.08	0.13	0.00	(0.75)	0.00	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02 [1]	(0.34)	(0.32)	(0.06)	(0.74)	0.00	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08 [1]	0.28	0.36	0.00	(0.09)	0.00	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)[1]	2.99	2.95	(0.20)	0.00	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26 [1]	1.32	1.58	0.00	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38

2011	9.88	(0.04)[1]	(0.07)	(0.11)	0.00	0.00	0.00	0.00	9.77	(1.11)[3]		1.18		(0.08)	1.10		(0.40)	63.6	44.58

2010	8.15	0.01 [1]	2.05	2.06	(0.33)	0.00	0.00	(0.33)	9.88	25.39	[3]	1.19		(0.09)	1.10		0.08	44.3	24.08

2009[6]	6.88	0.07 [1]	1.45	1.52	(0.13)	0.00	(0.12)	(0.25)	8.15	22.06	[3,4]	1.25	[5]	(0.15)[5]	1.10	[5]	1.63 [5]	36.6	34.76

R6 SHARES

Year Ended December 31,

2018	15.67	(0.03)[1]	0.69	0.66	0.00	(0.17)	0.00	(0.17)	16.16	4.07	[3]	1.10	[9]	(0.00)[8]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)[1]	3.42	3.36	(0.00)[2]	(0.32)	0.00	(0.32)	15.67	26.67	[3]	1.10		(0.00)[8]	1.10		(0.38)	22.6	11.48

2016[7]	13.87	0.02 [1]	(0.51)	(0.49)	0.00	(0.75)	0.00	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[7]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Less than 0.01%.
[9]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	53

Baron Select Funds	December 31, 2018

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	23.90	(0.01)[1]		(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[8]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

2011	17.29	(0.01)[1]		(2.78)	(2.79)	(0.04)	(1.26)	(1.30)	13.20	(16.35)[3]		1.73		(0.23)	1.50		(0.05)	11.7	53.20

2010	14.11	0.01	[1]	3.38	3.39	0.00	(0.21)	(0.21)	17.29	24.22	[3]	1.76		(0.26)	1.50		0.07	15.3	32.70

2009	10.00	0.04	[1]	4.43	4.47	0.00	(0.36)	(0.36)	14.11	44.69	[3]	2.33		(0.83)	1.50		0.38	8.4	53.94

INSTITUTIONAL SHARES

Year Ended December 31,

2018	24.19	0.06	[1]	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[8]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

2011	17.36	0.03	[1]	(2.79)	(2.76)	(0.09)	(1.26)	(1.35)	13.25	(16.13)[3]		1.38		(0.13)	1.25		0.19	30.5	53.20

2010	14.13	0.05	[1]	3.39	3.44	0.00	(0.21)	(0.21)	17.36	24.54	[3]	1.40		(0.15)	1.25		0.31	37.4	32.70

2009[6]	11.13	(0.02)[1]		3.38	3.36	0.00	(0.36)	(0.36)	14.13	30.18	[3,4]	1.89	[5]	(0.64)[5]	1.25	[5]	(0.29)[5]	22.1	53.94

R6 SHARES

Year Ended December 31,

2018	24.19	0.07	[1]	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[8]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[7]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[7]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Interest expense rounds to less than 0.01%.

54	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	29.58	(0.03)[1]		(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)		1.32	[8]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00	[1,3]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04		1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)		1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)		1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61		1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12		1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60	[4]	1.76		(0.41)	1.35		0.07	53.6	30.14

2011	12.66	(0.01)[1]		0.07 [2]	0.06	(0.00)[3]	(0.21)	0.00	(0.21)	12.51	0.63	[4]	2.33		(0.98)	1.35		(0.08)	10.9	70.99

2010	10.00	0.02	[1]	2.64	2.66	0.00	0.00	0.00	0.00	12.66	26.60	[4]	4.35		(3.00)	1.35		0.14	5.5	58.03

INSTITUTIONAL SHARES

Year Ended December 31,

2018	30.01	0.05	[1]	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)		1.06	[8]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)		1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)		1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93		1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	[1]	4.81	4.84	(0.00)[3]	(0.02)	(0.03)	(0.05)	22.43	27.48		1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99	[4]	1.44		(0.34)	1.10		0.36	35.5	30.14

2011	12.69	0.02	[1]	0.07 [2]	0.09	(0.01)	(0.21)	0.00	(0.22)	12.56	0.80	[4]	2.14		(1.04)	1.10		0.17	4.9	70.99

2010	10.00	0.04	[1]	2.65	2.69	0.00	0.00	0.00	0.00	12.69	26.90	[4]	4.26		(3.16)	1.10		0.36	3.2	58.03

R6 SHARES

Year Ended December 31,

2018	30.01	0.09	[1]	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)		1.07	[8]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	3.3	44.56

2016[7]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47	[5]	1.07	[6]	0.00	1.07	[6]	0.08 [6]	2.0	55.50

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	55

Baron Select Funds	December 31, 2018

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	15.33	0.05	[1]	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)		1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

2011	10.00	(0.03)[1]		(1.69)	(1.72)	0.00	0.00	0.00	0.00	8.28	(17.20)[2]		4.49		(2.99)	1.50		(0.32)	2.0	45.86

INSTITUTIONAL SHARES

Year Ended December 31,

2018	15.37	0.09	[1]	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)		1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

2011	10.00	(0.01)[1]		(1.69)	(1.70)	0.00	0.00	0.00	0.00	8.30	(17.00)[2]		3.83		(2.58)	1.25		(0.07)	4.3	45.86

R6 SHARES

Year Ended December 31,

2018	15.38	0.10	[1]	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)		1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

56	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	8.19	(0.01)[1]		(2.06)	(2.07)	0.00	0.00	0.00	6.12	(25.27)[2]	1.83	[6]	(0.48)	1.35		(0.16)	25.9	19.10

2017	9.00	(0.01)[1]		(0.79)	(0.80)	(0.01)	0.00	(0.01)	8.19	(8.90)[2]	1.66	[6]	(0.31)	1.35		(0.07)	37.6	23.48

2016	7.03	0.02	[1]	1.95	1.97	0.00	0.00	0.00	9.00	28.02 [2]	1.70	[6]	(0.35)	1.35		0.28	72.8	53.52

2015	10.33	0.02	[1]	(3.31)	(3.29)	0.00	(0.01)	(0.01)	7.03	(31.88)[2]	1.58		(0.23)	1.35		0.24	56.4	48.19

2014	11.84	(0.01)[1]		(1.50)	(1.51)	0.00	0.00	0.00	10.33	(12.75)[2]	1.79		(0.44)	1.35		(0.04)	39.7	23.12

2013	9.46	(0.01)[1]		2.40	2.39	(0.01)	0.00	(0.01)	11.84	25.32 [2]	2.25		(0.90)	1.35		(0.05)	29.2	25.60

2012	10.00	(0.03)[1]		(0.51)	(0.54)	0.00	0.00	0.00	9.46	(5.40)[2]	9.07		(7.72)	1.35		(0.36)	1.8	35.74

INSTITUTIONAL SHARES

Year Ended December 31,

2018	8.31	0.01	[1]	(2.09)	(2.08)	0.00	0.00	0.00	6.23	(25.03)[2]	1.57	[6]	(0.47)	1.10		0.11	7.6	19.10

2017	9.11	0.01	[1]	(0.80)	(0.79)	(0.01)	0.00	(0.01)	8.31	(8.68)[2]	1.42	[6]	(0.32)	1.10		0.14	16.9	23.48

2016	7.10	0.04	[1]	1.97	2.01	0.00	0.00	0.00	9.11	28.31 [2]	1.46	[6]	(0.36)	1.10		0.56	30.7	53.52

2015	10.41	0.05	[1]	(3.35)	(3.30)	0.00	(0.01)	(0.01)	7.10	(31.73)[2]	1.29		(0.19)	1.10		0.53	22.8	48.19

2014	11.91	0.03	[1]	(1.53)	(1.50)	0.00	0.00	0.00	10.41	(12.59)[2]	1.52		(0.42)	1.10		0.22	29.3	23.12

2013	9.48	0.02	[1]	2.41	2.43	0.00	0.00	0.00	11.91	25.63 [2]	2.84		(1.74)	1.10		0.20	4.0	25.60

2012	10.00	(0.01)[1]		(0.51)	(0.52)	0.00	0.00	0.00	9.48	(5.20)[2]	8.65		(7.55)	1.10		(0.11)	1.4	35.74

R6 SHARES

Year Ended December 31,

2018	8.31	0.01	[1]	(2.09)	(2.08)	0.00	0.00	0.00	6.23	(25.03)[2]	1.53	[6]	(0.44)	1.09		0.09	0.4	19.10

2017	9.10	0.00	[1,7]	(0.78)	(0.78)	(0.01)	0.00	(0.01)	8.31	(8.58)[2]	1.40	[6]	(0.31)	1.09		0.03	0.4	23.48

2016[5]	8.55	(0.01)[1]		0.56	0.55	0.00	0.00	0.00	9.10	6.43 [2,3]	1.55	[4,6]	(0.46)[4]	1.09	[4]	(0.23)[4]	0.4	53.52

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Interest expense rounds to less than 0.01%.
[7]	Less than $0.01 per share.

See Notes to Financial Statements.	57

Baron Select Funds	December 31, 2018

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	20.56	(0.21)[2]	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		0.00	[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)		2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00		3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00		3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00		3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00		5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00		8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Year Ended December 31,

2018	20.77	(0.16)[2]	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		0.00	[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)		1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00		3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00		2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00		2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00		4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00	[7,8]	7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Year Ended December 31,

2018	20.79	(0.15)[2]	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		0.00	[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)		1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00		4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.

58	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:					Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018[1]	10.00	0.14	[2]	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]	10.47	(9.42)	1.05	1.43	0.4	67.39

INSTITUTIONAL SHARES

Year Ended December 31,

2018[1]	10.00	0.16	[2]	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]	7.18	(6.38)	0.80	1.71	2.0	67.39

R6 SHARES

Year Ended December 31,

2018[1]	10.00	0.20	[2]	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]	7.05	(6.25)	0.80	2.07	0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	59

Baron Select Funds	December 31, 2018

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout the period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment loss ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Period Ended December 31,

2018[1]	10.00	(0.04)[2]	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]	4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Period Ended December 31,

2018[1]	10.00	(0.02)[2]	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]	4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Period Ended December 31,

2018[1]	10.00	(0.02)[2]	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]	3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

60	See Notes to Financial Statements.

December 31, 2018	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund (nine of the funds constituting the Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, and cash flows for Baron Partners Fund, and the statements of changes in net assets for the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial positions of each of the Funds as of December 31, 2018, and the results of each of their operations, changes in each of their net assets, of its cash flows for Baron Partner Fund, for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund	Statements of operations and cash flows for the year ended December 31, 2018 and the statements of changes in net assets for each of the two years in the period ended December 31, 2018
Baron Focused Growth Fund Baron International Growth Fund Baron Real Estate Fund Baron Emerging Markets Fund Baron Energy and Resources Fund Baron Global Advantage Fund	Statements of operations for the year ended December 31, 2018 and the statements of changes in net assets for each of the two years in the period ended December 31, 2018
Baron Real Estate Income Fund	Statements of operations and changes in net assets for the period January 2, 2018 (commencement of operations) through December 31, 2018
Baron Health Care Fund	Statements of operations and changes in net assets for the period April 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers, and portfolio companies; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 12 to the financial statements, the Board of Trustees approved the liquidation of Baron Energy and Resources Fund, which will occur on or about April 29, 2019.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2018

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2018 are listed below.

During the fiscal year ended December 31, 2018, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$—	$—

Baron Focused Growth Fund	—	2,088,507	—

Baron International Growth Fund	617,685	7,284,443	—

Baron Real Estate Fund	1,388,009	70,512,863	—

Baron Emerging Markets Fund	20,988,570	—	—

Baron Energy and Resources Fund	—	—	—

Baron Global Advantage Fund	—	—	—

Baron Real Estate Income Fund	46,675	—	30,853

Baron Health Care Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Real Estate Income Fund, 100.00%, 100.00%, 100.00% and 10.19%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 3.17%, 100.00%, 0.00% and 5.18%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. The information necessary to complete your income tax return for the calendar year ended December 31, 2018 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2019.

December 31, 2018	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20181

	Actual Total Return	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	(15.05)%	$1,000.00	$849.50		2.09%[2]	$9.74
Baron Partners Fund — Institutional Shares	(14.94)%	$1,000.00	$850.60		1.84%[2]	$8.58
Baron Partners Fund — R6 Shares	(14.94)%	$1,000.00	$850.60		1.84%[2]	$8.58
Baron Focused Growth Fund — Retail Shares	(8.76)%	$1,000.00	$912.40	[4]	1.35%[5]	$6.51
Baron Focused Growth Fund — Institutional Shares	(8.65)%	$1,000.00	$913.50		1.09%	$5.26
Baron Focused Growth Fund — R6 Shares	(8.59)%	$1,000.00	$914.10	[4]	1.10%[5]	$5.31
Baron International Growth Fund — Retail Shares	(17.62)%	$1,000.00	$823.80	[4]	1.20%[5]	$5.52
Baron International Growth Fund — Institutional Shares	(17.54)%	$1,000.00	$824.60	[4]	0.95%[5]	$4.37
Baron International Growth Fund — R6 Shares	(17.54)%	$1,000.00	$824.60	[4]	0.95%[5]	$4.37
Baron Real Estate Fund — Retail Shares	(18.68)%	$1,000.00	$813.20		1.34%	$6.12
Baron Real Estate Fund — Institutional Shares	(18.56)%	$1,000.00	$814.40		1.07%	$4.89
Baron Real Estate Fund — R6 Shares	(18.59)%	$1.000.00	$814.10		1.08%	$4.94
Baron Emerging Markets Fund — Retail Shares	(10.88)%	$1,000.00	$891.20		1.36%	$6.48
Baron Emerging Markets Fund — Institutional Shares	(10.83)%	$1,000.00	$891.70		1.10%	$5.24
Baron Emerging Markets Fund — R6 Shares	(10.82)%	$1,000.00	$891.80		1.11%	$5.29
Baron Energy & Resources Fund — Retail Shares	(29.33)%	$1,000.00	$706.70	[4]	1.35%[5]	$5.81
Baron Energy & Resources Fund — Institutional Shares	(29.20)%	$1,000.00	$708.00	[4]	1.10%[5]	$4.74
Baron Energy & Resources Fund — R6 Shares	(29.20)%	$1,000.00	$708.00	[4]	1.09%[5]	$4.69
Baron Global Advantage Fund — Retail Shares	(14.75)%	$1,000.00	$852.50	[4]	1.15%[5]	$5.37
Baron Global Advantage Fund — Institutional Shares	(14.63)%	$1,000.00	$853.70	[4]	0.90%[5]	$4.21
Baron Global Advantage Fund — R6 Shares	(14.62)%	$1,000.00	$853.80	[4]	0.90%[5]	$4.21
Baron Real Estate Income Fund — Retail Shares	(11.11)%	$1,000.00	$888.90	[4]	1.05%[5]	$5.00
Baron Real Estate Income Fund — Institutional Shares	(10.89)%	$1,000.00	$891.10	[4]	0.80%[5]	$3.81
Baron Real Estate Income Fund — R6 Shares	(10.98)%	$1,000.00	$890.20	[4]	0.80%[5]	$3.81
Baron Health Care Fund — Retail Shares	(9.26)%	$1,000.00	$907.40	[4]	1.10%[5]	$5.29
Baron Health Care Fund — Institutional Shares	(9.15)%	$1,000.00	$908.50	[4]	0.85%[5]	$4.09
Baron Health Care Fund — R6 Shares	(9.16)%	$1,000.00	$908.40	[4]	0.85%[5]	$4.09

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2018, includes 1.31%, 1.06% and 1.06% for net operating expenses and 0.78%, 0.78% and 0.78% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2018

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2018

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,014.67		2.09%[2]	$10.61
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,015.93		1.84%[2]	$9.35
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,015.93		1.84%[2]	$9.35
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.71		1.09%	$5.55
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.34%	$6.82
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.81		1.07%	$5.45
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.35		1.36%	$6.92
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66		1.10%	$5.60
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.61		1.11%	$5.65
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Energy & Resources Fund — R6 Shares	5.00%	$1,000.00	$1,019.71	[4]	1.09%[5]	$5.55
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.41	[4]	1.15%[5]	$5.85
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.67	[4]	0.90%[5]	$4.58
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.67	[4]	0.90%[5]	$4.58
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2018, includes 1.31%, 1.06% and 1.06% for net operating expenses and 0.78%, 0.78% and 0.78% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

December 31, 2018	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 75	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	15 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 63	Chairman, President, Chief Operating Officer and Trustee	15 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	17	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 83	Trustee	15 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Thomas J. Folliard(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	1 year	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present)

Harold W. Milner(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 84	Trustee	15 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 75	Lead Trustee	15 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	4 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

Baron Select Funds	December 31, 2018

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	15 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Alex Yemenidjian(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 62	Trustee	11 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President and Chief Compliance Officer	3 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 59	Senior Vice President	15 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President, General Counsel and Secretary	10 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President	15 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 57	Treasurer and Chief Financial Officer	15 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 18

December 31, 2018

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund® (the “Fund”) for the year ended December 31, 2018. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 26, 2019	Peggy Wong Treasurer and Chief Financial Officer February 26, 2019

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2018

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in Baron Funds. Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron mutual funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2018, the five largest Baron mutual funds represented 68.5% of Baron WealthBuilder Fund’s portfolio.

Ronald Baron, CEO and CIO of Baron Capital is the portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the assistant portfolio manager.

2

December 31, 2018 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2018
One Year and Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	(6.58%)
Baron WealthBuilder Fund — TA Shares[1,2]	(6.38%)
Baron WealthBuilder Fund — Institutional Shares[1,2]	(6.38%)
S&P 500 Index[1]	(4.38%)
MSCI ACWI[1]	(9.42%)

[1]

The indexes are unmanaged. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in US dollars that measures the equity market performance of large and mid cap securities across developed and emerging markets. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2018

COUNTRY EXPOSURES AS OF DECEMBER 31, 2018

Percent of Total Investments
United States	80.4%
China	4.5%
India	2.3%
Brazil	1.7%
Israel	1.3%
Taiwan	1.1%
United Kingdom	1.0%
Korea	1.0%
South Africa	0.9%
Netherlands	0.9%
Other	4.9%

100.0%

SECTOR EXPOSURES AS OF DECEMBER 31, 2018†

(as a percent of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2018, Baron WealthBuilder Fund1 declined 6.58%, underperforming the S&P 500 Index, which fell 4.38%, and outperforming the MSCI ACWI Index, which fell 9.42%.

Baron WealthBuilder Fund is a non-diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and specialty stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After a volatile start to the year, the markets posted mostly positive returns for the second and third quarters of 2018, buoyed by strong corporate earnings results and economic data. Investor sentiment took an abrupt turn in the fourth quarter as projections of a slowdown in economic momentum and corporate earnings growth coupled with rising interest rates helped spur a sell-off that lasted through much of the rest of the year. The U.S.-China trade dispute and partial federal government shutdown also put pressure on markets and 2018 ended as the worst year for U.S. stocks since 2008.

On a country basis, Israel, the Netherlands, and Taiwan contributed the most to performance, while the United States, China, and India were the largest detractors.

On a sector basis, Information Technology and Health Care contributed to performance while Consumer Discretionary, Industrials, and Financials detracted the most.

Baron Fifth Avenue Growth Fund contributed the most to performance.

Baron Emerging Markets Fund was the top detractor from performance.

Within the U.S., given recent market volatility, we believe the current environment favors active stock picking. Internationally, should the outlook for foreign and trade policy reduce pressure on China and Fed policy shift to a marginally more accommodative stance, we believe many of our investments offer material upside from current levels. As always, we believe that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2018	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2018

Shares		Cost	Value
Affiliated Mutual Funds (99.97%)

Small Cap Funds (30.52%)
214,538	Baron Discovery Fund — Institutional Shares	$4,542,948	$3,666,454
203,432	Baron Growth Fund — Institutional Shares	15,469,647	12,850,792
498,006	Baron Small Cap Fund — Institutional Shares	15,622,457	12,425,246

Total Small Cap Funds		35,635,052	28,942,492

Small to Mid Cap Funds (3.84%)
225,766	Baron Focused Growth Fund — Institutional Shares	3,973,298	3,646,119

Mid Cap Funds (15.02%)
214,775	Baron Asset Fund — Institutional Shares	16,636,651	14,241,715

Large Cap Funds (6.29%)
98,093	Baron Durable Advantage Fund — Institutional Shares	1,040,212	906,382
192,586	Baron Fifth Avenue Growth Fund — Institutional Shares	5,602,445	5,059,245

Total Large Cap Funds		6,642,657	5,965,627

All Cap Funds (20.30%)
299,970	Baron Opportunity Fund — Institutional Shares	6,314,564	5,465,449
282,222	Baron Partners Fund — Institutional Shares	15,751,104	13,789,365

Total All Cap Funds		22,065,668	19,254,814

International Funds (19.41%)
931,481	Baron Emerging Markets Fund — Institutional Shares	12,903,550	11,615,571
143,563	Baron Global Advantage Fund — Institutional Shares	3,211,171	2,874,138
203,276	Baron International Growth Fund — Institutional Shares	4,724,180	3,921,185

Total International Funds		20,838,901	18,410,894

Specialty Funds (4.59%)
31,892	Baron Health Care Fund — Institutional Shares	331,075	303,932
192,101	Baron Real Estate Fund — Institutional Shares	5,190,710	4,053,338

Total Specialty Funds		5,521,785	4,357,270

Total Affiliated Investments (99.97%)		$111,314,012	94,818,931

Cash and Other Assets Less Liabilities (0.03%)			29,726

Net Assets			$94,848,657

Retail Shares (Equivalent to $9.33 per share based on 222,314 shares outstanding)			$2,074,950

TA Shares (Equivalent to $9.35 per share based on 1,040,919 shares outstanding)			$9,733,477

Institutional Shares (Equivalent to $9.35 per share based on 8,884,211 shares outstanding)			$83,040,230

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets:
Investments in Affiliated Mutual Funds, at value*	$94,818,931
Receivable for shares sold	28,000
Due from investment adviser	110,852

94,957,783

Liabilities:
Due to custodian bank	1,000
Payable for securities purchased	18,636
Payable for shares redeemed	8,364
Distribution fees payable (Note 4)	387
Accrued expenses and other payables	80,739

109,126

Net Assets	$94,848,657

Net Assets consist of:
Paid-in capital	$107,478,771
Distributable earnings/(losses)	(12,630,114)

Net Assets	$94,848,657

Retail Shares:
Net Assets	$2,074,950
Shares Outstanding ($0.01 par value; indefinite shares authorized)	222,314

Net Asset Value and Offering Price Per Share	$9.33

TA Shares:
Net Assets	$9,733,477
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,040,919

Net Asset Value and Offering Price Per Share	$9.35

Institutional Shares:
Net Assets	$83,040,230
Shares Outstanding ($0.01 par value; indefinite shares authorized)	8,884,211

Net Asset Value and Offering Price Per Share	$9.35

*Investments in Affiliated Mutual Funds, at cost	$111,314,012

6	See Notes to Financial Statements.

December 31, 2018	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2018

For the Year Ended December 31, 2018
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$72,025
Interest	10

Total income	72,035

Expenses:
Registration and filing fees	95,566
Custodian and fund accounting fees	47,310
Professional fees	44,388
Administration fees	38,947
Shareholder servicing agent fees and expenses — Retail Shares	1,687
Shareholder servicing agent fees and expenses — TA Shares	313
Shareholder servicing agent fees and expenses — Institutional Shares	1,672
Distribution fees — Retail Shares (Note 4)	2,386
Reports to shareholders	2,060
Line of credit fees	481
Trustee fees and expenses	38
Miscellaneous expenses	150

Total operating expenses	234,998
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(5,729)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(38,421)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(165,710)

Net expenses	25,138

Net investment income (loss)	46,897

Realized and unrealized gain (loss) on Affiliated Mutual Funds:
Net realized gain (loss) on Affiliated Mutual Funds sold	(60,980)
Capital gain distributions received from Affiliated Mutual Funds	4,009,534
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	(16,495,081)

Net gain (loss) on investments	(12,546,527)

Net increase (decrease) in net assets resulting from operations	$(12,499,630)

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$46,897	$(19)
Net realized gain (loss) on Affiliated Mutual Funds sold	3,948,554	—
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	(16,495,081)	—

Increase (decrease) in net assets resulting from operations	(12,499,630)	(19)

Distributions to shareholders from:
Distributable Earnings — Retail Shares	(2,877)	—
Distributable Earnings — TA Shares	(12,405)	—
Distributable Earnings — Institutional Shares	(115,202)	—

Decrease in net assets from distributions to shareholders	(130,484)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	3,144,063	33,040
Proceeds from the sale of shares — TA Shares	10,573,045	1,000,040
Proceeds from the sale of shares — Institutional Shares	90,838,603	3,411,273
Net asset value of shares issued in reinvestment of distributions — Retail Shares	2,860	—
Net asset value of shares issues in reinvestment of distribution — TA Shares	12,338	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	114,741	—
Cost of shares redeemed — Retail Shares	(809,302)	—
Cost of shares redeemed — TA Shares	(803,316)	—
Cost of shares redeemed — Institutional Shares	(38,595)	—

Increase (decrease) in net assets derived from capital share transactions	103,034,437	4,444,353

Net increase (decrease) in net assets	90,404,323	4,444,334

Net Assets:
Beginning of year	4,444,334	—

End of year	$94,848,657	$4,444,334

Capital share transactions — Retail Shares
Shares sold	295,564	3,304
Shares issued in reinvestment of distributions	282	—
Shares redeemed	(76,836)	—

Net increase (decrease)	219,010	3,304

Capital share transactions — TA Shares
Shares sold	1,020,035	100,004
Shares issued in reinvestment of dividends	1,214	—
Shares redeemed	(80,334)	—

Net increase (decrease)	940,915	100,004

Capital share transactions — Institutional Shares
Shares sold	8,535,421	341,127
Shares issued in reinvestment of distributions	11,294	—
Shares redeemed	(3,631)	—

Net increase (decrease)	8,543,084	341,127

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.

8	See Notes to Financial Statements.

December 31, 2018	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series. This report covers only Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund and Baron Health Care Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Non-U.S. equity securities held by the Underlying Funds are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser uses a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the

9

Baron WealthBuilder Fund	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gain/loss. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expenses and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at December 31, 2018.

d) Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

e) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

f) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

g) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

h) Diversification and Concentration of Underlying Funds.  Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$107,521,001	$590,362

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Fund’s Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

10

December 31, 2018	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

7. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed (Accumulated) Net Investment Income (Loss)	$—
Undistributed (Accumulated) Net Realized Gain (Loss)	—
Paid-In Capital	—

As of December 31, 2018, the components of net assets on a tax basis were as follows:

Cost of investments	$111,375,075

Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(16,556,144)

Net tax unrealized appreciation (depreciation)	(16,556,144)
Accumulated net investment income (loss)	46,980
Accumulated net realized gain (loss)	3,879,050
Paid-in capital	107,478,771

Net Assets	$94,848,657

The tax character of distributions paid during the year ended December 31, 2018 and for the period ended December 31, 2017 was as follows:

Year Ended December 31, 2018			Period Ended December 31, 2017[2]

Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
$—	$130,484	$—	$—	$—	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior year, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2018, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current year and prior year) are subject to examination by the Internal Revenue Service and state departments of revenue.

11

Baron WealthBuilder Fund	December 31, 2018

NOTES TO FINANCIAL STATEMENTS (Continued)

8. OWNERSHIP CONCENTRATION

As of December 31, 2018 the officers, trustees, portfolio managers and three other direct investors owned, directly or indirectly, 58.02% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

9. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests primarily in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2017	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2018	Value at December 31, 2018	% of Net Assets at December 31, 2018
“Affiliated” Company as of December 31, 2018:
Baron Asset Fund, Institutional Shares	$666,653	$16,061,488	$85,702	$(2,394,936)	$(5,788)	$—	$903,339	214,775	$14,241,715	15.02%
Baron Discovery Fund, Institutional Shares	177,774	4,392,605	25,064	(876,494)	(2,367)	—	277,963	214,538	3,666,454	3.87%
Baron Durable Advantage Fund, Institutional Shares	—	1,048,169	7,497	(133,830)	(460)	3,382	—	98,093	906,382	0.96%
Baron Emerging Markets Fund, Institutional Shares	666,653	12,325,591	74,160	(1,287,979)	(14,534)	53,574	—	931,481	11,615,571	12.25%
Baron Fifth Avenue Growth Fund, Institutional Shares	222,218	5,414,018	31,299	(543,200)	(2,492)	—	—	192,586	5,059,245	5.33%
Baron Focused Growth Fund, Institutional Shares	111,109	3,885,053	20,908	(327,179)	(1,956)	—	24,760	225,766	3,646,119	3.84%
Baron Global Advantage Fund, Institutional Shares	—	3,230,749	17,550	(337,033)	(2,028)	—	—	143,563	2,874,138	3.03%
Baron Growth Fund, Institutional Shares	666,653	14,888,934	79,778	(2,618,855)	(6,162)	—	921,614	203,432	12,850,792	13.55%
Baron Health Care Fund, Institutional Shares	—	331,508	401	(27,143)	(32)	—	—	31,892	303,932	0.32%
Baron International Growth Fund, Institutional Shares	199,996	4,553,190	25,670	(802,995)	(3,336)	6,919	114,496	203,276	3,921,185	4.13%
Baron Opportunity Fund, Institutional Shares	66,665	6,282,417	32,228	(849,115)	(2,290)	—	249,045	299,970	5,465,449	5.76%
Baron Partners Fund, Institutional Shares	666,653	15,179,193	85,702	(1,961,739)	(9,040)	—	—	282,222	13,789,365	14.54%
Baron Real Estate Fund, Institutional Shares	333,326	4,886,540	25,137	(1,137,372)	(4,019)	8,150	393,110	192,101	4,053,338	4.27%
Baron Small Cap Fund, Institutional Shares	666,653	15,041,546	79,266	(3,197,211)	(6,476)	—	1,125,207	498,006	12,425,246	13.10%

	$4,444,353	$107,521,001	$590,362	$(16,495,081)	$(60,980)	$72,025	$4,009,534		$94,818,931

10. RECENT ACCOUNTING PRONOUNCEMENT

As of November 5, 2018, pursuant to the SEC Release #33-10532 “Disclosure Update and Simplification,” funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operations. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. As a part of this update, it is no longer required to disclose the undistributed (accumulated) net investment income (loss)/(distributions in excess of net investment income).

12

December 31, 2018	Baron WealthBuilder Fund

FINANCIAL HIGHLIGHTS

BARON WEALTHBUILDER FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2018	10.00	(0.01)[2]	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Year Ended December 31,

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Year Ended December 31,

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized.

See Notes to Financial Statements.	13

Baron WealthBuilder Fund	December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting the Baron Select Funds, hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018, and for the period December 29, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent; when replies were not received, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

14

December 31, 2018	Baron WealthBuilder Fund

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2018 are listed below.

During the fiscal year ended December 31, 2018, the Fund’s distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

	$—	$130,484	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. The information necessary to complete your income tax return for the calendar year ended December 31, 2018 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2019.

15

Baron WealthBuilder Fund	December 31, 2018

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20181

	Actual Total Return	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	(13.01)%	$1,000.00	$869.90	[3]	0.30%[4]	$1.41
Baron WealthBuilder Fund — TA Shares	(12.83)%	$1,000.00	$871.70	[3]	0.05%[4]	$0.24
Baron WealthBuilder Fund — Institutional Shares	(12.83)%	$1,000.00	$871.70	[3]	0.05%[4]	$0.24

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2018

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.69	[3]	0.30%[4]	$1.53
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

16

December 31, 2018	Baron WealthBuilder Fund

MANAGEMENT OF THE FUND (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 75	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	15 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 63	Chairman, President, Chief Operating Officer and Trustee	15 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	17	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 83	Trustee	15 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Thomas J. Folliard(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	1 year	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present)

Harold W. Milner(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 84	Trustee	15 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 75	Lead Trustee	15 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	4 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

17

Baron WealthBuilder Fund	December 31, 2018

MANAGEMENT OF THE FUND (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	15 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Alex Yemenidjian(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 62	Trustee	11 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Fund

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President and Chief Compliance Officer	3 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 59	Senior Vice President	15 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President, General Counsel and Secretary	10 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President	15 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 57	Treasurer and Chief Financial Officer	15 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

18

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 18

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2018 and December 31, 2017:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2018	2017
Baron Select Funds	$328,650	$264,800

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2018	2017
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2018	2017
Baron Select Funds	$151,950	$152,090

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2018	2017
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

                 2018: $30,500

                 2017: $29,000

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 8, 2019

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 8, 2019